UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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GETTY REALTY CORP.

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GETTY REALTY CORP.

125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2014

To the Stockholders of GETTY REALTY CORP.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Getty Realty Corp., a Maryland corporation, will be held at JP Morgan Chase & Co., 277 Park Avenue, 17th Floor Conference Center, New York, NY 10172 on May 13, 2014 at 3:30 p.m., for the following purposes:

(1)	To elect a Board of six directors to hold office until our 2015 annual meeting and until their successors are elected and qualified.
(2)	To approve the Getty Realty Corp. Amended and Restated 2004 Omnibus Incentive Compensation Plan.
(3)	To hold an advisory vote to approve named executive officer compensation.
(4)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014.

We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 28, 2014 are entitled to notice of and to vote at this meeting or any adjournments or postponements thereof.

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, as well as lower the costs and reduce the environmental impact of our Annual Meeting. On or about April 3, 2014, for the holders of record and beneficial owners of our common stock as of the close of business on the record date, we will either send (i) a copy of our Proxy Statement, including this Notice of Annual Meeting, the accompanying proxy card and our Annual Report or (ii) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability instructs you how to access and review this Proxy Statement and our Annual Report beginning on April 3, 2014. The Notice of Internet Availability also instructs you how you may submit your proxy over the Internet.

By Order of the Board of Directors,
/s/ Joshua Dicker
Joshua Dicker Senior Vice President, General Counsel and Secretary
Jericho, New York April 2, 2014

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WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND COMPLETE A PROXY FOR YOUR SHARES AS SOON AS POSSIBLE. YOU MAY AUTHORIZE A PROXY TO VOTE YOUR SHARES OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE WEBSITE INDICATED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU SHOULD PROVIDE INSTRUCTIONS TO YOUR BROKER, BANK, NOMINEE OR OTHER INSTITUTION ON HOW TO VOTE YOUR SHARES. YOU MAY ALSO REQUEST A PAPER PROXY CARD TO SUBMIT YOUR VOTE BY MAIL. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED. IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE MEETING. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

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GETTY REALTY CORP.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Getty Realty Corp. (hereinafter called the “Company” or “Getty”), to be voted at the Annual Meeting to be held at JP Morgan Chase & Co., 277 Park Avenue, 17th Floor Conference Center, New York, NY, 10172 on May 13, 2014 at 3:30 p.m., and at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes of electing a Board of Directors, holding an advisory vote to approve named executive officer compensation, ratifying the appointment of independent auditors and transacting such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date, Voting Rights, Outstanding Shares and Quorum

At the close of business on March 28, 2014, the record date for stockholders entitled to vote at the Annual Meeting, there were 33,397,330 shares of Getty common stock outstanding. Each outstanding share of common stock is entitled to one vote. The common shares vote as a single class. In order to constitute a quorum at the Annual Meeting, there must be present, or voting by proxy, holders of a majority of the outstanding common stock.

Under Maryland law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered by the beneficial owner of the stock to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Voting Requirements

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

All valid proxies received before the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of each of the proposals. At the discretion of the persons named in the enclosed proxy card or vote instruction form, the proxies may vote on any other matter that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Vote Required

If a quorum is achieved at the Annual Meeting, the following voting requirements will apply:

•	Board Elections. To be elected to serve until our 2015 annual meeting and until his successor is elected and qualifies, a director nominee will be elected if the number of votes cast “FOR” that director exceeds the number of votes cast “AGAINST” that director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•	Amendment and Restatement of the 2004 Omnibus Incentive Compensation Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting will be necessary to approve an amendment and restatement of the 2004 Omnibus Incentive Compensation Plan. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

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•	Advisory vote to approve named executive officer compensation. The affirmative vote of a majority of the votes cast at the Annual Meeting will be necessary to approve the advisory vote on executive compensation. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
•	Ratify the appointment of PricewaterhouseCoopers LLP. A majority of votes cast at the Annual Meeting is necessary to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

Broker Non-Votes and Abstentions

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (generally referred to as being held in street name) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Brokers may not vote your shares on the election of directors, the amendment and restatement of the 2004 Omnibus Incentive Compensation Plan or on the advisory vote to approve named executive officer compensation in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares. In the absence of instructions, shares subject to such broker non-votes will not be counted as voted on any of the proposals and therefore will have no effect on the vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and we will reimburse them for their reasonable, out-of-pocket costs. We may also use the services of our officers, directors and others to solicit proxies personally or by telephone, without additional compensation.

Notice Regarding the Availability of Proxy Materials

From the date of mailing of the Notice of Internet Availability through the conclusion of the Annual Meeting, stockholders will be able to access all of the proxy materials on the internet at www.proxyvote.com. The proxy materials will be available free of charge. The Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials (including our Annual Report to stockholders) over the internet or through other methods specified at the website designated in the Notice of Internet Availability. The website designated contains instructions as to how to vote over the internet or by telephone. The Notice of Internet Availability also instructs you as to how you may request a paper or email copy of the proxy card. If you received a Notice of Internet Availability and would like to receive printed copies of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

The rules and regulations adopted by the Securities and Exchange Commission (the “SEC”) permit us to deliver a single Notice of Internet Availability or set of Annual Meeting materials to one address shared by two or more of our stockholders. We have delivered only one Notice of Internet Availability or Annual Meeting materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We will promptly deliver, upon written or oral request, a separate copy of the Notice of Internet Availability or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability or Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices of Internet Availability or Annual Meeting materials for your household, please contact Broadridge at the above phone number or address.

The Notice of Internet Availability or Annual Meeting materials is being sent to stockholders on and will be available on the internet on or about April 3, 2014.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS
(Item No. 1 on the Proxy Card)

Nominees for Election at the Annual Meeting

Getty’s directors are elected at each annual meeting of stockholders and hold office for a term of one year and until their respective successors are elected and qualified. The Board of Directors has nominated six candidates for election as directors for a one year term ending at the 2015 annual meeting of the Company’s stockholders or when their successors are duly elected and qualified. If a quorum is achieved at the Annual Meeting, a director will be elected for a term of one year if the number of votes cast “FOR” that director exceeds the number of votes cast “AGAINST” that director.

You may use the enclosed proxy card to cast your votes for the election of the nominees named in the table below. In the event that any of the nominees should become unable or unwilling to serve as a director, we intend to vote your proxy “FOR” the election of the person, if any, who is designated by the Board of Directors. For additional information about how we identify and evaluate nominees for director, see “Committees – Nominating/Corporate Governance Committee” below.

Set forth below is information regarding the directors nominated for election at the Annual Meeting, including background information and information regarding the specific experience, qualifications, attributes and skills that support the conclusion that these nominees should serve as directors of Getty.

Name and Age	Offices Held in Getty and/or Principal Occupation
Leo Liebowitz – 86

Mr. Liebowitz has served as Chairman of the Board of Getty since 1971 and served as the Chief Executive Officer of Getty from 1985 until 2010. Mr. Liebowitz served as President of Getty from 1971 until 2004. In 1955, Mr. Liebowitz co-founded the predecessor business that became our Company, and he is our largest individual stockholder.

Mr. Liebowitz also served as Chairman, Chief Executive Officer and a director of Getty Petroleum Marketing Inc. from 1996 until 2000, and as a director of the Regional Banking Advisory Board of JPMorgan Chase & Co. from 1975 to 2013.

As our co-founder and one of our largest stockholders since the Company’s inception, Mr. Liebowitz possesses a deep understanding and appreciation of all aspects of Getty, its history and its business. He is highly qualified to serve on and lead our Board.

Milton Cooper – 85

Mr. Cooper has served as a director of Getty since 1971 and as Chairman of the Compensation Committee of the Board of Directors since 2006 and a member of the Nominating/Corporate Governance Committee since before 1993.

Mr. Cooper is the Executive Chairman of the Board of Directors for Kimco Realty Corporation (“Kimco”), a NYSE listed real estate investment trust which is one of the nation’s largest owners and operators of neighborhood and community shopping centers. Mr. Cooper served as the Chairman of the Board of Directors and Chief Executive Officer of Kimco from its initial public offering in 1991 to 2009, and was a Director and President of Kimco prior thereto. In 1956, Mr. Cooper co-founded the predecessor business that became Kimco.

Mr. Cooper is a nationally recognized leader of the modern REIT industry. He has received the National Association of Real Estate Investment Trusts Industry Leadership Award for his significant and lasting contribution to the REIT industry. From 1983 through April, 2012, he was also a director of Blue Ridge Real Estate/Big Boulder Corporation, a real estate management and land development firm. Mr. Cooper also served as a member of the Executive Committee of the Board of Governors of the National Association of Real Estate Investment Trusts.

Along with Mr. Liebowitz, Mr. Cooper is the longest-serving member of our Board, and also one of our largest individual stockholders. Mr. Cooper is a trusted advisor and highly qualified for our Board.

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Name and Age	Offices Held in Getty and/or Principal Occupation
Philip E. Coviello – 71

Mr. Coviello has served as a director of Getty since 1996 and has served as Chairman of the Audit Committee of the Board of Directors since 2000. Mr. Coviello also serves on the Compensation Committee since 2007 and the Nominating/Corporate Governance Committee since 1999.

Mr. Coviello has served as a director of Kimco since 2008 and serves on Kimco’s Audit Committee, Executive Compensation Committee and Nominating and Corporate Governance Committee. Mr. Coviello was a partner in Latham & Watkins LLP, an international law firm, until his retirement from the firm as of December 31, 2003.

Mr. Coviello’s qualifications to serve on our Board include his many years of legal experience counseling Boards of Directors and senior management of public and private companies on a wide range of corporate and securities law issues, including mergers and acquisitions, securities offerings and corporate governance, regulatory compliance and other matters.

David B. Driscoll – 59

Mr. Driscoll has served as a director of Getty since 2007 and as Lead Director from April 2008 until February 2010. Mr. Driscoll has served as President of Getty since April 2010 and as the Company’s Chief Executive Officer since May 2010.

Prior to joining Getty as President, Mr. Driscoll was a Managing Director of Morgan Joseph & Co. Inc. since July 2001, and prior thereto, from 1999 he was the co-head of ING Barings Americas Equity Capital Markets. From 1995 to 1999 he served as Managing Director and Global Coordinator of real estate activities for ING Barings and its Americas predecessor, Furman Selz. From 1983 to 1994, Mr. Driscoll worked at Smith Barney as the senior officer responsible for property, lodging and leisure activities. Mr. Driscoll also served from 1987 through 1991 as a director of Aer Lingus-Dunfey Corporation, the North American holding company for Aer Lingus whose primary asset was the Omni Hotels.

Mr. Driscoll’s qualifications to serve on our Board include his past leadership experience with two investment banking firms, including as a Managing Director of Morgan Joseph & Co. Inc. and as the founder of the real estate group at Smith Barney, which he ran for more than a decade, as well as his broad range of experience and diverse knowledge of financial markets and capital deployment strategies, particularly as they relate to the real estate industry and REITs.

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Name and Age	Offices Held in Getty and/or Principal Occupation
Richard E. Montag – 81

Mr. Montag has served as a director of Getty since 2010. He is a member of Compensation Committee since 2010 and the Audit Committee since 2010.

He was a director of FNC Realty Corporation (f/k/a Frank’s Nursery & Crafts, Inc.) from 2004 until 2005; Enterprise Asset Management, Inc. from 2003 until 2004; Hills Stores Company from 1997 to 1998, and Getty Petroleum Marketing Inc. from 1996 until 2000. From 1982 until 1998, Mr. Montag was the Vice President of Real Estate Development, The Richard E. Jacobs Group. On September 8, 2004, Frank’s Nursery & Crafts, Inc. filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Act, and on July 27, 2005, emerged from bankruptcy protection pursuant to a court approved plan of reorganization as FNC Realty Corporation.

Mr. Montag’s qualifications to serve on our Board include his demonstrated leadership and management experience and strong understanding of public company governance and operations through his prior service on three public company boards. Mr. Montag also possesses experience as a director of Getty Petroleum Marketing, Inc. from October 1996 until December 2000 and as a senior executive in the real estate industry, including his prior position as vice-president and partner with The Richard E. Jacob Group, Inc., one of the nation’s most established and respected owners, developers, and managers of commercial real estate.

Howard B. Safenowitz – 55

Mr. Safenowitz has served as a director of Getty since December 1998 and as Lead Director of Getty since February 2010. He has also served as Chairman of the Nominating/Corporate Governance Committee of the Board of Directors since 2005. Mr. Safenowitz also serves on the Compensation Committee since 1999 and on the Audit Committee since 2005.

Together with attributed family interests, Mr. Safenowitz is also one of the Company’s largest stockholders. Mr. Safenowitz is the President of Safenowitz Family Corp., an investment firm, since 1997. From 1990 to 2003, he was employed by The Walt Disney Company where he served as Senior Vice President, Business Affairs of Buena Vista Motion Pictures from March 2001 until April 2003 and prior thereto as Vice President, Business Affairs of Walt Disney Pictures and Television from 1996 until 2001. Mr. Safenowitz practiced corporate and transactional law in New York and California from 1983 until joining The Walt Disney Company in 1990. He also served as a director of Getty Petroleum Marketing, Inc. from December 1998 until December 2000.

Mr. Safenowitz’s qualifications to serve on our Board include his significant experience with and knowledge of Getty, along with his prior service as a director of Getty Petroleum Marketing, Inc. until December 2000, which together provide him with a valuable perspective on core business matters that face our Company. In addition, his experience as a corporate lawyer, as well as his position as the president of Safenowitz Family Corp., and his past leadership experience at The Walt Disney Company, have provided Mr. Safenowitz demonstrated leadership and management skills contributing to his value as an advisor to our Company.

Recommendation

The Board unanimously recommends that you vote “FOR” the election of each nominee for director.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors and Board Leadership Structure

Our Board of Directors is currently comprised of Leo Liebowitz, Howard B. Safenowitz, Milton Cooper, Philip E. Coviello, David B. Driscoll, and Richard E. Montag. Our Board is elected by the stockholders to oversee the performance of the business affairs of the Company and to set broad strategy for the Company’s growth. The Board of Directors acts as an advisor to senior management and monitors its performance. It also oversees the Company’s compliance efforts. To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. The Corporate Governance Guidelines address, among other things, the size of the Board of Directors, director independence, committee membership and structure, meetings and executive sessions, and director selection and training.

The Charters for each of the committees of the Board of Directors, the Corporate Governance Guidelines, and Getty’s Business Conduct Guidelines (which serve as our code of ethics under the Sarbanes-Oxley Act of 2002 and our code of business conduct and ethics under the NYSE rules, and covers officers, employees and directors), may all be accessed through the Getty website at www.gettyrealty.com by clicking on Corporate Governance. Additionally, copies of any such documents may be obtained by submitting a written request to Mr. Joshua Dicker, Senior Vice President, General Counsel and Secretary, at the address for Getty’s executive offices provided in this Proxy Statement. The Business Conduct Guidelines apply to all employees, officers and directors of the Company and waivers of the Business Conduct Guidelines for directors or executive officers, if any, will be disclosed as required by the rules and regulations of the SEC. There were no such waivers in 2013.

For the year ended December 31, 2013, our Board of Directors had six members. The Board of Directors has nominated six candidates for election as directors for a one year term ending at the 2015 annual meeting of the Company’s stockholders and when their successors are duly elected and qualified. If a quorum is achieved at the Annual Meeting, a director will be elected if the number of votes cast “FOR” that director exceeds the number of votes cast “AGAINST” that director.

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer (“CEO”) and Chairman of the Board as the Board believes it is in the best interests of the Company for the Board to have the flexibility to make the determination whether the same person should serve as both the CEO and Chairman of the Board at any given point in time, or whether the roles should be separate, depending, among other factors, on the position and direction of the Company and the membership of the Board. The Board believes that its current leadership structure, with the separation of the Chairman and the CEO position, is appropriate for the Company because it separates the leadership of the Board from the day to day leadership of the Company. The Board believes that, in addition to the independent Lead Director, separating the position of Chairman from the CEO better positions the Board to evaluate the performance of management and enables the Chairman to provide guidance to the CEO.

In his role as Chairman of the Board, Mr. Liebowitz is responsible for enhancing Board effectiveness, in particular by ensuring the Board works as a cohesive team; ensuring that the Board has adequate resources and that there is a process in place to assure that the Board is presented with full, timely and relevant information; ensuring that there is a process in place to monitor best practices that relate to the responsibilities of the Board; and assessing the effectiveness of the overall Board, and individual directors on a regular basis. He is also responsible for Board management, in particular by providing oversight on the agendas for Board meetings; consulting with the CEO regarding the membership and the chairs for Board committees ensuring that the independent directors meet regularly without management present to discuss the effectiveness of the CEO and the Board, and by chairing Board meetings.

In his role as the CEO, Mr. Driscoll is responsible for setting a strategic vision for the Company and seeking to align the Company, internally and externally, with that strategic vision. In addition, Mr. Driscoll, as CEO, is responsible for day to day leadership of the Company, promoting Company performance through his leadership, and leading the Company in the execution of its business plan. Our CEO also serves on our Board, which we believe helps the CEO serve as a bridge between management and the Board of Directors, ensuring that both groups act with a common purpose. We believe that the CEO’s presence on the Board enhances his ability to provide insight and direction on important strategic initiatives to both management and the independent directors and, at the same time, ensures that the appropriate level of independent oversight is applied to all decisions by the Board.

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Prior to Mr. Driscoll’s appointment as the Company’s CEO in May of 2010, Mr. Liebowitz served as both our Chairman of the Board and Chief Executive Officer. Mr. Liebowitz relinquished his position as CEO on May 20, 2010 and retired as an employee of the Company on June 28, 2013. Mr. Liebowitz continues his active role as Chairman of the Board of the Company.

Role of Board of Directors in Risk Oversight

It is management’s responsibility to assess and manage the various risks the Company faces and the Board’s responsibility to oversee management in this effort. In exercising its oversight, the Board has delegated primary responsibility for risk assessment and risk management oversight to the Audit Committee. Under its Charter, the Audit Committee’s responsibilities include discussing with management the Company’s policies with respect to risk assessment and risk management, and the Company’s material financial risk exposures and the actions management has taken to limit, monitor or control such exposure. The Audit Committee receives periodic reports from management on the Company’s enterprise risk management practices and our risk mitigation efforts. The Audit Committee also oversees the Company’s legal and regulatory compliance programs and internal audit function. Our full Board periodically reviews the Company’s strategic plans and objectives, including the risks that may affect the achievement of these strategic plans and objectives.

Independence of Directors

The Board of Directors has determined that Messrs. Cooper, Coviello, Montag and Safenowitz are “independent” as defined in the listing standards of the NYSE. In making these determinations, the Board of Directors considered all relevant facts and circumstances, including the independence standards set forth in Section 303A.02 of the rules of the New York Stock Exchange. The Board of Directors affirmatively determined that none of the directors, or any of their respective family members, other than (a) Mr. Liebowitz, by reason of his having been an employee of the Company within the last three years, and (b) Mr. Driscoll, who is the President and Chief Executive Officer of the Company, has had any relationship with Getty (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), other than as a stockholder and director of Getty, within the last three years. Accordingly, the Board of Directors has affirmatively determined that each of the directors, other than Mr. Liebowitz and Mr. Driscoll, is “independent.”

It has been and will continue to be the practice of the Board of Directors to meet at least quarterly each year and have Mr. Liebowitz, as Chairman, chair such meetings. Additionally, it has been the practice of the independent directors to meet in executive session at least quarterly each year, and to have Mr. Safenowitz, who has served since February 25, 2010 as the Company’s Lead Independent Director, chair such sessions.

Directors’ Meetings

During the year ended December 31, 2013, the Board of Directors held five meetings (including four regular meetings and one special meeting). Each of the directors attended all of the meetings of the Board of Directors, and of the Committees of the Board on which the director served. Each of the directors also attended the annual meeting of stockholders in May 2013.

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Committees

The Board of Directors has an Audit Committee, a Nominating/Corporate Governance Committee and a Compensation Committee, the membership and functions of which are described below.

Audit Committee

The Audit Committee met eight times in 2013. The Audit Committee consisted of Messrs. Coviello (Chairman), Montag, and Safenowitz. The Audit Committee selects the firm of independent public accountants that audits the consolidated financial statements of Getty and its subsidiaries, discusses the scope and the results of the audit with the accountants and discusses Getty’s financial accounting and reporting practices. The Audit Committee also examines and discusses the adequacy of Getty’s internal control over financial reporting with the accountants and with management. The Board has designated the Audit Committee to take the lead in overseeing our risk assessment and risk management, along with compliance with our Business Conduct Guidelines. In addition to regular meetings, at least one Audit Committee member meets telephonically with management and Getty’s independent auditors to review the Company’s quarterly reports and other reports, as appropriate, prior to their filing with the SEC. The Audit Committee met with management and Getty’s independent auditors to review the Company’s audited financial statements for the year ended December 31, 2013 and recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for such year. See “Role of Board of Directors in Risk Oversight” on page 11 of this Proxy Statement for a discussion of the Audit Committee’s role in risk assessment and risk management oversight. Additionally, the Audit Committee reviews and discusses with management, management’s specific disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please also see the Audit Committee Report included in this Proxy Statement.

The Board of Directors determined that for the year ended December 31, 2013, each member of the Audit Committee (a) was (1) “independent” and (2) “financially literate” as such term is defined in the listing standards of the NYSE and (b) met the independence tests set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and regulations promulgated thereunder by the SEC. The Board of Directors also determined that for the year ended December 31, 2013, Mr. Coviello and Mr. Montag each qualified as an “audit committee financial expert” under the relevant rules of the SEC, and that each of Messrs. Coviello and Montag had the requisite accounting/financial management expertise required by the listing standards of the NYSE.

The Charter of the Audit Committee provides that members of the Audit Committee may not be members of the audit committee of three or more other public companies unless such other memberships have been disclosed to the Board and the Board has determined that such simultaneous service does not impair the ability of such member to serve effectively on the Audit Committee. None of the Audit Committee members served on the audit committee of three or more other public companies during 2013.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee met four times in 2013. The Nominating/Corporate Governance Committee consisted of Messrs. Safenowitz (Chairman), Cooper, and Coviello. The Nominating/Corporate Governance Committee recommends nominees for election to the Board and reviews the role, composition and structure of the Board and its committees. As part of this review, the Committee evaluates (i) whether to have a Lead Director, (ii) the responsibilities of the positions of Chairman of the Board and Lead Director, and (iii) the qualifications for those positions, including whether the position of Chairman of the Board of Directors should be held by the Chief Executive Officer, an independent director, or a non-independent director other than the Chief Executive Officer. The Nominating/Corporate Governance Committee also recommends candidates to the Board for election as officers.

For a discussion of the specific experience, qualifications, attributes or skills of the nominees for election to the Board, see the “Nominees for Election at the Annual Meeting” section on page 6 of this Proxy Statement.

The Nominating/Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, consistent with the Committee’s charter, when identifying director nominees the Committee considers general principles of diversity, and does so in the broadest sense. The Nominating/Corporate Governance Committee seeks to recommend the nomination of directors who represent different qualities and attributes and can represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and oversight of the Company’s business.

The Board of Directors has determined that each member of the Nominating/Corporate Governance Committee is “independent” as such term is defined in the listing standards of the NYSE. The Nominating/Corporate Governance Committee Charter includes policies with regard to stockholder recommendations of nominees to the Board of Directors.

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Stockholders wishing to recommend candidates for election to the Board must supply information in writing regarding the candidate to Mr. Joshua Dicker, Senior Vice President, General Counsel and Secretary of the Company, at the Company’s executive offices. This information should include the candidate’s name, biographical data and an analysis of the candidate based on the director candidate criteria described below. The recommendation must also include all information relating to the proposed director nominee that would be required to be disclosed in a solicitation of proxies for election of directors in an election contest under applicable securities law. Stockholders wishing to nominate a candidate must comply with the advance notice requirements in our By-Laws. Please refer to our By-Laws for more specific information. Additional information regarding any proposed nominees may be requested by the Nominating/Corporate Governance Committee.

Each nominee must possess fundamental qualities of intelligence, honesty, good judgment, and high standards of ethics, integrity, fairness and responsibility. The Nominating/Corporate Governance Committee also will consider the following criteria, among other criteria the Committee deems appropriate, including the specific needs of the Board at the time:

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;
•	the director’s past attendance at meetings and participation in and contributions to the activities of the Board (if applicable);
•	experience in our industry and with relevant social policy concerns;
•	understanding of our business on a technical level;
•	educational and professional background and/or academic experience in an area of our operations;
•	experience as a board member of another publicly held company;
•	practical and mature business judgment, including ability to make independent analytical inquiries;
•	“independence,” as defined by the NYSE listing standards;
•	financial literacy;
•	standing in the community; and
•	ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths.

On the basis of the information gathered in this process, the Nominating/Corporate Governance Committee will determine which nominees to recommend to the Board. Recommendations and related information received prior to any Nominating/Corporate Governance Committee meeting where director nominees are to be considered will be considered at that meeting. The Nominating/Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. This process includes, among other things, personal interviews, discussions with professional references, background checks, credit checks and resume verification.

The Nominating/Corporate Governance Committee has not received any recommendation for a director nominee from any stockholder or group of stockholders.

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Compensation Committee

The Compensation Committee met three times in 2013. The Compensation Committee consisted of Messrs. Cooper (Chairman), Coviello, Montag and Safenowitz. The Compensation Committee is responsible for developing and, with the approval of the Board, implementing the compensation plans, policies and programs of the Company and producing an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations. It is the Compensation Committee’s responsibility to ensure that compensation programs are designed to encourage high performance and promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders. The Board has determined that each member of the Compensation Committee is “independent” as such term is defined in the listing standards of the NYSE.

The Compensation Committee also administers the Supplemental Retirement Plan for Executives of Getty Realty Corp. and Participating Subsidiaries (the “Supplemental Retirement Plan”) and the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”) and reviews, and recommends to the Board, for Board approval, the compensation of the directors and each of the executive officers of Getty.

The Compensation Committee’s Charter provides that the Committee may delegate any or all of its responsibilities, except that the Committee may not delegate its responsibilities with respect to:

•	its annual review and approval of compensation for officers, directors and certain highly compensated employees;
•	its recommendation to the Chairman of the Board of any changes in non-management director compensation;
•	its management and annual review of, and responsibilities with respect to, all bonus, incentive compensation, equity-based compensation, and employee pension and welfare benefit plans;
•	any other matters that involve executive compensation; or
•	any matters where the Committee has determined that compensation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) by virtue of being approved by a committee of outside directors or is intended to be exempt from Section 16(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to Rule 16b-3 by virtue of being approved by a committee of non-employee directors.

Compensation of Getty’s executive officers (with the exception of the CEO) is recommended by the CEO to the Compensation Committee and is discussed, reviewed and established by the Compensation Committee. The compensation of the CEO is discussed, reviewed and approved by the Compensation Committee. No executive officer other than the CEO plays a role in determining or recommending the amount or form of executive and director compensation.

Contacting the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board of Directors may do so by sending written communications to the Board of Directors at the following address: Board of Directors, Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Stockholders and other interested parties who wish to direct communications to only the independent (non-management) directors of Getty may do so by sending written communications to the following address: Independent Directors c/o Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

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Executive Officers

The Company’s executive officers are as follows:

•	Mr. David B. Driscoll, age 59, President of Getty since April 2010 and Chief Executive Officer since May 2010. Mr. Driscoll is also a Director of the Company. Prior to his employment with the Company, Mr. Driscoll was a Managing Director of Morgan Joseph and Co. Inc., where he was a founding shareholder. Prior to his work at Morgan Joseph, Mr. Driscoll led real estate practices at various leading investment banking firms.
•	Mr. Kevin C. Shea, age 54, Executive Vice President of Getty since 2004 (Vice President since 2001). Mr. Shea has been with Getty since 1984. Prior to 2001, he was Director of National Real Estate Development for the Company.
•	Mr. Joshua Dicker, age 53, Senior Vice President, General Counsel and Secretary of Getty (Vice President since February 2009, General Counsel and Secretary since February 2008). Mr. Dicker joined Getty in February 2008. Prior to joining Getty, he was a partner in the law firm Arent Fox LLP, resident in its New York City office, specializing in corporate and transactional matters.
•	Mr. Christopher J. Constant, age 35, Vice President, Chief Financial Officer and Treasurer of Getty since December 2013. Mr. Constant joined the Company in November 2010 as Director of Planning and Corporate Development and was later promoted to Treasurer in May 2012 and Vice President in May 2013. Prior to joining Getty, Mr. Constant was a Vice President in the corporate finance department of Morgan Joseph & Co. Inc. and began his career in the corporate finance department at ING Barings.

There are no family relationships between any of the Company’s directors or executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF SHARES

The following table sets forth the beneficial ownership of Getty common stock as of March 28, 2014 of (i) each person who is a beneficial owner of more than 5% of the outstanding shares of Getty common stock, (ii) each director, (iii) the Named Executive Officers (as defined below), and (iv) all directors and executive officers as a group. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days of March 28, 2014 (such as upon exercise of outstanding stock options or settlement of Restricted Stock Units (“RSUs”)) because such shares are deemed to be beneficially owned under the rules of the Securities and Exchange Commission (the “SEC”).

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Approximate Percent of Class (2)

BlackRock, Inc. 40 East 52nd Street New York, NY 10055	2,781,766	(3)	8.33

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,394,899	(4)	10.16

Vanguard Specialized Funds – Vanguard REIT Index Fund 100 Vanguard Blvd. Malvern, PA 19355	1,803,565	(5)	5.40

Leo Liebowitz, Chairman of the Board	3,187,956	(6)	9.54

Milton Cooper, Director c/o Kimco Realty Corporation 3333 New Hyde Park Road New York, NY 11042	1,344,858	(7)	4.03

Philip E. Coviello, Director	75,687	(8)	*

David B. Driscoll, Director, CEO and President	46,340	(9)	*

Richard E. Montag, Director	74,056	(10)	*

Howard B. Safenowitz, Director Includes shares attributable to: Safenowitz Family Corp. - 2,442,197 (12) shares (7.31%) and Safenowitz Partners LP - 1,837,894 shares (5.5%)	3,004,863	(11)	8.99

Joshua Dicker, Senior Vice President, General Counsel and Secretary	16,270	(13)	*

Kevin C. Shea, Executive Vice President	39,619	(14)	*

Christopher J. Constant, Vice President, Treasurer and Chief Financial Officer	4,240	(15)	*

Thomas J. Stirnweis, Former Vice President, Treasurer and Chief Financial Officer	24,190	(16)	*

Directors and executive officers as a group (10 persons)	7,818,079		23.41

* Total shares beneficially owned constitute less than one percent of the outstanding shares.

(1)	Unless otherwise indicated, the address of each of the named individual is c/o Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, NY 11735.
(2)	The percentage is determined for each stockholder listed by dividing (A) the number of shares shown for such stockholder, by (B) the aggregate number of shares outstanding as of March 27, 2014 plus shares that may be acquired by such stockholder pursuant to our stock option plan and our 2004 Incentive Compensation Plan within 60 days of that date.
(3)	The information is derived from a Schedule 13G filed by BlackRock, Inc. on January 17, 2014.
(4)	The information is derived from a Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) on February 6, 2014.
(5)	The information is derived from a Schedule 13G filed by Vanguard Specialized Funds-Vanguard REIT Index Fund on February 3, 2014.

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(6)	Includes 303,623 shares held by Mr. Liebowitz’s wife as to which he disclaims beneficial ownership, 55,724 shares held by a charitable foundation of which Mr. Liebowitz is a co-trustee, 20,000 shares held by Liebowitz Family LLC, of which Mr. Liebowitz is the manager, as to which he disclaims beneficial ownership, 426 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, 450,000 shares held by Liebowitz Realty, LLC, of which Mr. Liebowitz is co-grantor and manager, 600,000 shares held by Liebowitz Realty II LLC, of which Mr. Liebowitz is the sole member/manager, 310,957 of the shares held by CLS General Partnership Corp., of which Mr. Liebowitz is a stockholder and 12,600 vested RSUs.
(7)	Includes 10,311 shares held in a partnership of which Mr. Cooper is a partner, 68,037 shares held by his wife as to which he disclaims beneficial ownership, 2,421 shares held in a qualified pension plan for the benefit of Mr. Cooper, 227,107 shares held by a charitable foundation of which Mr. Cooper is the president, 24,139 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, 4,887 shares held by a retirement fund of which Mr. Cooper is a beneficiary, 134,052 of the shares held by CLS General Partnership Corp., of which Mr. Cooper is a stockholder and 12,600 vested RSUs.
(8)	Includes 25,656 shares held by a charitable remainder trust of which Mr. Coviello is the trustee, 12,600 vested RSUs and 931 shares in a testamentary trust formed under Mr. Coviello’s father’s will for the benefit of Mr. Coviello and his children, of which he is a co-trustee.
(9)	Includes stock options covering 5,000 shares and 26,300 vested RSUs.
(10)	Includes 20,190 shares held by Mr. Montag’s wife as to which he disclaims beneficial ownership and 6,900 vested RSUs.
(11)	Includes 2,442,197 shares attributable to Safenowitz Family Corp., which, in turn, includes 1,837,894 shares held by Safenowitz Partners, LP, 515,000 shares held by Safenowitz Family Partnership, LP and 89,303 shares held by Safenowitz Investment Partners. Also includes 42,000 shares held as custodian for three children (28,000 as to which he disclaims beneficial ownership), 11,523 shares held by his wife (as to which he disclaims beneficial ownership) and 320,540 shares beneficially owned by The Marilyn Safenowitz Irrevocable Trust u/a/d 4/13/00, of which Mr. Safenowitz is trustee. Also includes 12,600 vested RSUs.
(12)	Includes 1,837,894 shares held by Safenowitz Partners, LP, 515,000 shares held by Safenowitz Family Partnership, LP, and 89,303 shares held by Safenowitz Investment Partners. Safenowitz Family Corp. is the general partner of each of Safenowitz Partners, LP, Safenowitz Family Partnership, LP and Safenowitz Investment Partners. Mr. Safenowitz is the president of Safenowitz Family Corp.
(13)	Includes 16,200 vested RSUs.
(14)	Includes 290 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan and 25,700 vested RSUs.
(15)	Includes 3,700 vested RSUs.
(16)	Includes 24,100 vested RSUs and 30 shares held in a trust with his wife.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee is responsible for setting and administering the compensation policies and practices for the executive officers of the Company. The Company’s executive compensation program consists primarily of the following elements: base salary, cash incentive compensation, equity compensation and retirement plans. We do not utilize compensation policies or practices that create risks which are reasonably likely to have a material adverse effect on the Company. This “Compensation Discussion and Analysis” section describes generally the compensation policies and practices that the Company applies to our Chief Executive Officer (the “CEO”), our Chief Financial Officer (“CFO”) and our two other most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”). In addition, for 2013, the term NEO also refers to our former CFO, who left the Company in November 2013.

2013 Company Performance and Compensation Highlights

The following presents a summary of operational and financial highlights achieved by the Company in 2013 which, among other factors, were considered by the Compensation Committee in reaching its determinations regarding NEO performance and compensation. (See our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2013, for details.)

•	Strong Financial Performance. For the year ended December 31, 2013, the Company reported net earnings of $70.0 million, or $2.08 per share, funds from operations (“FFO”) were $47.9 million or $2.08 per fully-diluted share and adjusted funds from operations (“AFFO”) were $44.7 million, or $1.33 per share.[1]

•	Success in Property Dispositions and Leasing of Former Getty Petroleum Marketing Inc. (“Marketing”) Sites. The Company continued a process, commenced in 2012, of repositioning properties formerly leased by Marketing, including disposing of transitional properties that we determined were not part of our core business, and releasing other sites. During the year ended December 31, 2013, the Company sold 145 properties for $83.1 million in the aggregate, including five petroleum terminals for approximately $22.8 million and a property in Manhattan for $23.5 million. During the year ended December 31, 2013, the Company entered into new long-term, triple-net leases, or added to existing triple net leases, more than 40 properties resulting in more than $1 million of anticipated annualized rental revenue, and, as of December 31, 2013, the Company was in the process of negotiating additional long-term, triple-net leases for approximately 38 other transitional properties.

•	Settlement of the Lukoil Complaint. The Company’s NEOs were instrumental in the development and successful prosecution by the Marketing bankruptcy estate of its lawsuit against Marketing’s former parent, Lukoil Americas Corporation, and certain of its affiliates (the “Lukoil Complaint”). During 2013, the U.S. Bankruptcy Court approved a $93 million settlement of the claims made in the Lukoil Complaint and, as a result thereof, the Company received $25.1 million pursuant to a litigation funding agreement between the Company and the Marketing bankruptcy estate, and an additional $6.6 million in full satisfaction of the Company’s post-petition priority claims against Marketing.

•	Refinanced Maturing Debt, Set a Fixed Rate Term Loan. As of December 31, 2012, the Company was the borrower under a $175.0 million amended and restated senior secured revolving credit agreement with a group of commercial banks led by JPMorgan Chase Bank, N.A. and a $25.0 million amended term loan agreement with TD Bank, both of which were scheduled to mature in March 2013. On February 25, 2013, the Company entered into a $175.0 million senior secured revolving credit agreement (the “Credit Agreement”) with a group of commercial banks led by JPMorgan Chase Bank, N.A., which is scheduled to mature in August 2015. Subject to the terms of the Credit Agreement, we have the option to extend the term of the Credit Agreement for one additional year to August 2016. In addition, on February 25, 2013, the Company entered into a $100.0 million senior secured long-term loan agreement with the Prudential Insurance Company of America which matures in February 2021.

1 AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO and for a reconciliation of these non-GAAP measures to the nearest comparable GAAP measure, see Item 6 (Selected Financial Data) in the Annual Report on our Form 10-K for the year ended December 31, 2013.

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•	Growth with Redeployed Capital. In 2013, we acquired 16 Mobil-branded gasoline station and convenience store properties in the metro New York region and 20 Exxon- and Shell-branded gasoline station and convenience store properties located within the Washington, D.C. “Beltway” for a total of $72.5 million in two sale/leaseback transactions, generating expected annualized revenue of approximately $6.1 million. In addition, in 2013, the Company acquired fee title to three other gasoline station and convenience store properties in individual transactions collectively valued at $0.8 million. For these portfolio and individual acquisitions, the Company successfully structured forward and reverse 1031 exchanges enabling the use of in excess of $40 million of accumulated and to be accumulated proceeds from the Company’s ongoing property dispositions, allowing the Company to defer taxable gains on many of its 2013 property dispositions.

•	Successful Enforcement of Property Rights. In 2013, we continued to enforce, with success, our property rights through eviction and related proceedings against certain former subtenants (or sub-subtenants) of Marketing who, without right, remained in occupancy of properties formerly leased to Marketing or who wrongfully asserted interest in equipment or improvements at such properties causing interference with our re-letting process.

The compensation of every NEO (except for the CEO) is recommended by the CEO to the Compensation Committee and is discussed, reviewed and established by the Compensation Committee. After consideration of various factors including, in particular, the operational and financial achievements noted above and the individual contributions of the NEOs which advanced those achievements, the Compensation Committee made the following determinations in February 2014:

•	Awarded cash bonuses to the NEOs.

•	Base salaries of each NEO, which had remained unchanged for the past three years (excluding modest increases in connection with promotions for Mr. Dicker to Senior Vice President in May, 2012 and for Mr. Constant to Chief Financial Officer in December 2013), were increased for 2014 by 5.0 percent for Mr. Driscoll, 6.7 percent for Mr. Constant and 5.7 percent for Messrs. Shea and Dicker.

•	Profit sharing contributions, matching contributions to the Company’s 401(k) retirement savings plan and contributions to the Supplemental Retirement Plan stayed essentially the same as the amounts contributed by the Company for the past three years.

•	The annual discretionary grant of restricted stock units (“RSUs”) to the NEOs under the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”), was increased.

Overview of Getty’s Compensation Program

Getty’s compensation program for executive officers is designed to effectively manage the Company’s aggregate annual compensation expense while providing executive officers with a total compensation package that is adequate to retain them, encourage and motivate their high performance and promote their accountability. Getty’s compensation policies are also designed to promote increased stockholder value by aligning the financial interests of Getty’s executive officers with those of its stockholders. The Compensation Committee believes that its current policies, plans and programs are adequate for these purposes.

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Getty’s executive compensation program involves a combination of annual cash compensation, incentive compensation (cash incentive awards and equity incentive awards like RSUs with dividend equivalents), retirement and other plans, and perquisites and other benefits. Although the Compensation Committee has not adopted any formal policies for allocating compensation among the foregoing compensation components, in conducting its review and rendering its determinations, the Compensation Committee evaluates whether each executive officer is provided with a total compensation opportunity that achieves the key objectives of the compensation program while maintaining an appropriate cost structure.

Base salary levels for executive officers are, in combination with other compensation components, considered by the Compensation Committee to be sufficient to achieve the objectives of Getty’s compensation program. Total compensation, including discretionary annual cash incentive awards and RSU grants (including dividend equivalents paid with respect to such RSUs), are in aggregate amounts which the Compensation Committee considers sufficient to retain its executive officers and to align their interests with those of Getty’s stockholders.

Total compensation determinations for each NEO are influenced in large part by the particular responsibilities of the applicable executive position with additional consideration given to such NEO’s individual performance. Our CEO reviews the performance of each NEO (other than himself) and provides recommendations to the Compensation Committee with respect to base salary amounts, cash bonuses and the grants of equity based awards under the 2004 Plan consisting of RSUs (including dividend equivalents with respect to such RSUs) for the NEOs (other than himself). The Compensation Committee reviews and deliberates upon the CEO recommendations and establishes the compensation for the NEOs. Although the Compensation Committee takes the CEO’s recommendations under advisement, it independently evaluates the compensation recommendations for each NEO and in all instances exercises its discretion in making final compensation decisions in accordance with its authority and formal responsibilities set forth in its charter. The Compensation Committee also has direct knowledge of the performance of the NEOs through regular and special reports by these executives to the Board of Directors and board committees and through other interactions. The compensation of the CEO is discussed, deliberated upon and approved solely by the Compensation Committee.

The Compensation Committee may periodically engage outside professional firms to assist in understanding compensation levels and programs in the broader marketplace. The Compensation Committee will periodically assess its decision to engage outside firms based on need and the Company’s financial situation. In 2013, the Compensation Committee did not engage the services of a compensation consultant or benchmark compensation elements against a peer group.

Section 162(m) of the Internal Revenue Code denies publicly-held corporations the federal income tax deduction for compensation in excess of $1.0 million paid to its chief executive officer and the three most highly compensated executive officers during a year (other than the CEO and CFO) unless the compensation is qualified performance-based compensation. At this time the compensation paid to our CEO and other executive officers does not approach the $1.0 million limit on non-performance based deductible compensation imposed by Section 162(m) of the Internal Revenue Code. In the event that the compensation of any executive officer is anticipated to exceed the Section 162(m) limitation in the future, the Compensation Committee will consider such limitation in determining such officer’s total compensation. It is the policy of the Compensation Committee to periodically evaluate the qualification of compensation for exclusion from the $1.0 million deduction limit under Section 162(m) of the Internal Revenue Code, as well as other sections of the Internal Revenue Code, while maintaining flexibility to take actions with respect to compensation that it deems to be in the interest of the Company and its stockholders which may not qualify for tax deductibility.

The primary elements of compensation for our NEOs are the following:

•	Base salary;
•	Incentive compensation (discretionary annual cash incentive awards and equity incentive awards like RSUs with dividend equivalents);
•	Retirement and other plans; and
•	Perquisites and other benefits.

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Base Salary

The Compensation Committee examines whether each executive’s base salary is competitive and appropriate in view of such person’s role, level of responsibility, experience and value to the Company, and relative to achieving the overall goals of the compensation program for all executive officers. The Compensation Committee reviews base salaries annually, and in the interim if an executive officer’s position or responsibilities change, or it is otherwise necessary or appropriate. Salaries are not automatically increased on an annual basis if the Committee believes that a raise is not warranted by either individual or Company performance, or that other forms of compensation are more appropriate to further compensation program objectives.

As part of its process and in order to achieve the overall goals of Getty’s executive compensation program, the Compensation Committee determined to increase base salaries for all NEOs in 2014 from those in effect in 2013 by the following amounts: 6.7 percent for Mr. Constant, 5.7 percent for Messrs. Shea and Dicker, and a 5.0 percent increase to the annual base salary of $500,000 set forth in the Executive Employment Agreement with David B. Driscoll, entered into in April 2010, for his employment as the Company’s President and CEO. (See “Driscoll Employment Agreement” below.)

Incentive Compensation

Cash Bonus

The Compensation Committee believes that discretionary cash bonuses are useful on a case by case basis to motivate and reward executives for their contribution to annual operating results that help create value for our stockholders. Cash bonuses for executive officers are not guaranteed, but have been awarded from time to time at the discretion of the Compensation Committee. In deciding whether to award discretionary cash bonuses, the Compensation Committee makes its determinations based upon recommendations from the Company’s CEO (except as to the CEO himself) and upon the Compensation Committee’s informed judgment in view of the Company’s operational and financial performance, the individual executive’s responsibilities and efforts, such executive’s contribution to the Company’s overall performance and success, the complexity or difficulty of the objectives that have been achieved by the executive, the relative significance of a cash bonus award toward meeting the overall goals of Getty’s compensation program, and other relevant considerations. These factors are considered subjectively and no one factor is accorded any specific weight. In February 2014, the Compensation Committee awarded a discretionary cash bonus to each NEO as reflected in the Summary Compensation Table for 2013. Specifically, Mr. Shea was paid a cash bonus of $135,000, Mr. Constant was paid a cash bonus of $160,000 and Mr. Dicker was paid a cash bonus of $205,000.

Mr. Driscoll’s Executive Employment Agreement contemplates Mr. Driscoll’s eligibility for a discretionary annual cash bonus based on his performance relative to the achievement of goals, benchmarks, and other criteria to be established by the Compensation Committee in consultation with Mr. Driscoll on an annual basis. Although no such benchmarks or criteria for a cash bonus were formally established for 2013, in recognition of Mr. Driscoll’s leadership and significant contributions which advanced Company achievements described in the “2013 Company Performance and Compensation Highlights” section above, as well as other relevant factors, in February 2014, the Compensation Committee decided to award a cash bonus to Mr. Driscoll in the amount of $375,000 for 2013. This amount is reflected in the Summary Compensation Table for 2013.

Equity Incentive Awards

The Company maintains the stockholder-approved 2004 Plan for officers and other valued employees of the Company and its subsidiaries, and members of the Board. The 2004 Plan allows for the grant of various types of stock-based awards, other than stock options, to eligible individuals. The 2004 Plan is administered by the Compensation Committee which has the power to determine eligibility, the types and sizes of awards, the price and timing of awards, terms of vesting, the acceleration or waiver of any vesting restriction and the timing and manner of settling vested awards.

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Generally, to better align the interests of the Company’s executive officers with the interests of the Company’s stockholders and to promote performance that will have a positive long-term impact on total stockholder return, the Compensation Committee annually grants equity based awards under the 2004 Plan to the Company’s executive officers consisting of RSUs (including dividend equivalents paid with respect to such RSUs). These RSU awards generally vest over a five year period subject to continued employment through the vesting date and, for all such RSU awards granted since 2009, are settled in shares of the Company’s common stock upon the earlier of ten years after grant or termination of employment.

In February 2013, the Compensation Committee granted RSUs to our NEOs under the annual equity grant program, based on each NEO’s individual performance during 2012, as reflected in the “2013 Grants of Plan-Based Awards” table on page 27 of this Proxy Statement. These grants were in the same amounts as the RSU grants made to such executives in 2012. The Compensation Committee’s determination to grant RSUs to each executive officer in February 2013 was in keeping with its annual practice of using RSUs as part of the compensation program and was based on the Committee’s determination that an annual grant of RSUs fosters the equivalent of stock ownership by the Company’s executive officers, thereby aligning their personal interests with the long term interests of the Company’s stockholders, and also encourages executive retention because the awards vest over a five year period. The size of the annual equity award granted to each NEO is commensurate with the role and responsibilities of such NEO and with historical grants.

In April 2012, the Compensation Committee decided to adopt, for 2012 only, a performance-based equity incentive compensation program for NEOs intended to incentivize management’s efforts associated with the Company’s strategies and actions anticipated to have meaningful impact in 2012 relating to retaking of control of properties formerly leased by Marketing and effectively repositioning such properties. Under this special program for 2012, the NEOs (and certain other executives) were eligible to receive RSUs (including dividend equivalents paid with respect to such RSUs) in 2013 contingent on (i) the level of achievement of two objective financial performance goals for the Company in 2012, namely, a threshold based on FFO per fully-diluted share for 2012 and a threshold based on gross proceeds from the sale of certain gas station sites and petroleum terminal properties that were previously leased to Marketing, and (ii) a subjective qualitative evaluation of the performance of the executive in 2012.

Under the 2012 performance-based equity incentive compensation program, the Compensation Committee established a specific aggregate number of RSUs that could be earned by each NEO and, to the extent earned, would be granted on or before May 1, 2013. Earning the RSUs was based upon achievement of the two objective financial performance goals, weighted 50% and 25%, respectively, and the subjective qualitative determination weighted at 25% of the aggregate number of RSUs established for the NEO. The intent of the Committee was to set the targets at challenging, yet achievable, levels which would require strong performance in 2012.

In February 2013, the Compensation Committee granted RSUs under the 2012 performance-based equity incentive compensation program to each of the NEOs representing 50% of the total amounts that could have been earned by the NEOs under the program. The Compensation Committee determined that the FFO target threshold had been met, which warranted granting the maximum number of RSUs for this goal (representing 50% of the total number of RSUs that could have been earned by such NEO under the program). The Compensation Committee did not award any RSUs with respect to the Company’s second financial performance goal or for the subjective discretionary component of the 2012 performance-based equity incentive compensation program. The amounts granted to each of our NEOs in February 2013 under the 2012 performance-based incentive compensation program are reflected in the “2013 Grants of Plan-Based Awards” table on page 27 of this Proxy Statement. All such RSU grants include related dividend equivalents.

In February 2014, the Compensation Committee granted RSUs to each of the NEOs in accordance with its annual equity grant program, based on each NEO’s individual performance during 2013, in the following amounts: 10,000 RSUs to Mr. Driscoll, 6,000 RSUs to Messrs. Dicker, Shea and Constant. These RSU grants will be reflected in the “2014 Grants of Plan-Based Awards” table that will be included in our Proxy Statement for the annual meeting of stockholders to be held in 2015. All such RSU grants include related dividend equivalents.

Our 2004 Plan is scheduled to expire on May 19, 2014. In the second proposal included in this Proxy Statement, we are asking our stockholders to approve a five year extension of the plan. See Proposal No. 2 beginning on page 34. If Proposal No. 2 is not approved by our stockholders, no new stock based awards may be granted under the 2004 Plan after May 19, 2014, in which case we will lose a key element of our executive compensation program.

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In making executive compensation determinations, the Compensation Committee has also considered the results of the non-binding, advisory stockholder votes on our executive compensation program. Our stockholders approved the Company’s executive compensation program in each year since the advisory vote has first been sought, most recently approving it by 95% of votes cast on our say-on-pay proposal in 2013. The Compensation Committee was mindful of our stockholders’ endorsement of the Compensation Committee’s decisions and policies to date and decided to retain its general approach to executive compensation during 2013. The Compensation Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding the executive compensation program.

Retirement Plans

Getty has a retirement and profit-sharing plan with 401(k) deferred savings plan provisions (the “Retirement Plan”) for employees, including the NEOs, meeting certain service requirements. An annual discretionary profit sharing contribution to the Retirement Plan is determined by the Board of Directors. The contribution is calculated as a percentage of the sum of (i) the employee’s compensation (as defined in the Retirement Plan) up to the maximum allowed under Internal Revenue Service regulations, and (ii) the excess of that amount over the social security taxable wage base. For 2013, the Board of Directors elected to contribute 1% of that sum for each eligible employee. This percentage was consistent with prior years. Under the terms of the Retirement Plan, the Company matches 50% of each participating employee’s elective contribution to the Retirement Plan, but in no event more than 3% of the employee’s compensation. The Company’s contributions to the Retirement Plan vest in accordance with a six-year vesting schedule and are paid upon retirement, death, disability, or termination of employment, as described more fully in the Retirement Plan.

Getty also has the Supplemental Retirement Plan for executive officers and other senior management employees. The Board of Directors has sole discretion to select annually the eligible employees for whom contributions will be made. Under the Supplemental Retirement Plan, which is not qualified for purposes of Section 401(a) of the Internal Revenue Code, a participating employee may receive in his trust account an amount equal to 10% of his compensation (as defined in the Supplemental Retirement Plan), reduced by the amount of any contributions allocated to the employee by the Company under the Retirement Plan. The amounts held in trust under the Supplemental Retirement Plan may be used to satisfy claims of general creditors in the event of Getty’s or any of its subsidiaries’ bankruptcy. An employee’s account vests in the same manner as under the Retirement Plan and is paid upon separation of service from the Company. Under the Supplemental Retirement Plan, during any year, the Board of Directors may elect not to make any payment to the account of any or all eligible employees.

Driscoll Employment Agreement

On April 26, 2010, the Company entered into an employment agreement with David B. Driscoll (the “Employment Agreement”) which provides for an annual base salary of $500,000 and eligibility to receive an annual cash bonus as determined by the Compensation Committee in its discretion based on Mr. Driscoll’s performance relative to the achievement of goals, benchmarks, and other criteria to be established by the Compensation Committee in consultation with Mr. Driscoll on an annual basis. The Employment Agreement also provides for Mr. Driscoll’s eligibility to participate in the Company’s equity incentive compensation plan, supplemental retirement plan for Company executives, and all other employee benefit plans available to the Company’s employees. The Employment Agreement also provides Mr. Driscoll with an automobile allowance consistent with the Company’s policies for its CEO.

The Employment Agreement has an initial term of employment that commenced April 1, 2010, and ends May 20, 2013 and is subject to annual successive one-year renewal terms unless either the Company or Mr. Driscoll notifies the other of non-renewal at least ninety (90) days prior to the end of the initial term or then-current one-year renewal term, as applicable. Neither the Company nor Mr. Driscoll has given notice of such non-renewal. If Mr. Driscoll’s employment is terminated as the result of death or Significant Disability (as defined in the Employment Agreement), then, in addition to base salary through the date of termination, the Company will pay Mr. Driscoll (or his designated beneficiary) six months of base salary in one lump sum. If Mr. Driscoll’s employment is terminated without Cause (as defined in the Employment Agreement), or if Mr. Driscoll terminates his employment with the Company for Good Reason (as defined in the Employment Agreement), then the Company will (i) continue to pay Mr. Driscoll’s base salary and provide to Mr. Driscoll all employment benefits as if his employment had continued until the end of the initial term or then-current renewal term, as applicable, or for one year, whichever is greater, and (ii) pay Mr. Driscoll for each full or partial calendar year remaining in the initial term or the then-current renewal term, as applicable, an amount equal to the amount of the annual cash bonus, if any, paid to Mr. Driscoll for the last completed year before his employment terminated. See “2013 Potential Payments Upon Termination or Change of Control” on page 30 of this Proxy Statement for more information about the amounts payable under the Employment Agreement.

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The Employment Agreement prohibits Mr. Driscoll from (i) disclosing information that is confidential to the Company at any time during or after the termination of his employment with the Company; (ii) engaging in “competition” with the Company (as defined in the Employment Agreement) while employed by the Company and during the period in which he is receiving severance benefits following a termination without Cause or a resignation with Good Reason or for a period of one year following termination of employment under circumstances where no severance is paid; and (iii) soliciting the Company’s customers, clients, landlords, owners, tenants, and business partners with whom he has had contact while working for the Company, or soliciting or hiring the Company’s employees, sales representatives or agents, during the period in which he is prohibited from engaging in competition with the Company and for a period of six months following the expiration of the initial term or then-current renewal term, as applicable, of Mr. Driscoll’s employment under the Employment Agreement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management as required by Item 402(b) of Regulation S-K, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Committee:
Milton Cooper (Chairman)
Philip E. Coviello
Howard B. Safenowitz
Richard E. Montag

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Summary Compensation Table

The following table sets forth information about the compensation of the CEO and each of the other Named Executive Officers for services in all capacities to Getty and its subsidiaries during the periods indicated.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total Compensation
		($)	($)	($)	($)	($)	($)	($)	($)
David B. Driscoll President and Chief Executive Officer	2013	500,000	375,000	378,375	0	0	0	66,656	1,320,031
	2012	500,000	300,000	124,275	0	0	0	68,268	992,543
	2011	500,000	0	164,250	0	0	0	68,168	732,418
Christopher J. Constant(3) Vice President, Chief Financial Officer and Treasurer	2013	201,923	160,000	136,215	0	0	0	29,592	527,730
Kevin C. Shea Executive Vice President	2013	265,000	135,000	252,250	0	0	0	38,553	690,803
	2012	265,000	150,000	82,850	0	0	0	39,988	537,838
	2011	265,000	0	87,600	0	0	0	39,888	392,488
Joshua Dicker Senior Vice President, General Counsel and Secretary	2013	265,000	205,000	252,250	0	0	0	38,553	760,803
	2012	265,000	150,000	82,850	0	0	0	39,988	537,838
	2011	250,000	0	87,600	0	0	0	38,140	375,740
Thomas J. Stirnweis(4) Former Vice President, Treasurer and Chief Financial Officer	2013	240,385	0	181,620	0	0	0	112,049	534,054
	2012	250,000	60,000	66,280	0	0	0	38,240	414,520
	2011	250,000	0	87,600	0	0	0	38,140	375,740

(1)	Stock awards are in the form of RSUs. The amount reflected is the grant date fair value calculated based on the closing price of the Company’s common stock on the grant date without consideration of the five-year vesting period of the restricted stock award. The value of future dividends is assumed to be reflected in the closing per share price of the common stock, and, consequently, in the fair value of each award. Therefore, the dividend equivalents paid on RSUs are not shown separately in this table. The Company pays dividends on RSUs only to the extent dividends are declared on shares of its common stock.
(2)	All Other Compensation includes (w) perquisites and other personal benefits received by the Named Executive Officers that exceeded $10,000 in the aggregate for the year, specified below, (x) Company contributions to the Retirement Plan (including contributions under both the profit-sharing and 401(k) components of the Retirement Plan, and without consideration of the six-year vesting period applicable to such contributions), (y) Company contributions to the Supplemental Retirement Plan (without consideration of the six-year vesting period applicable to such contributions), and (z) life insurance premiums, as set forth in the following table:

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Name	Year	Profit Sharing Contribution	Company Match Under 401(k) Provisions	Supplemental Retirement Plan	Life Insurance(a)	Perquisites and Other Personal Benefits (b)	Severance Benefits	Total All Other Compensation
		($)	($)	($)	($)	($)	($)	($)
David B. Driscoll	2013	3,963	7,650	38,387	3,456	13,200	0	66,656
	2012	3,899	7,500	38,701	4,968	13,200	0	68,268
	2011	3,832	7,350	38,818	4,968	13,200	0	68,168
Christopher J. Constant	2013	3,693	7,245	11,562	2,592	4,500	0	29,592
Kevin C. Shea	2013	3,963	7,650	14,887	3,053	9,000	0	38,553
	2012	3,899	7,500	15,201	4,388	9,000	0	39,988
	2011	3,832	7,350	15,318	4,388	9,000	0	39,888
Joshua Dicker	2013	3,963	7,650	14,887	3,053	9,000	0	38,553
	2012	3,899	7,500	15,201	4,388	9,000	0	39,988
	2011	3,832	7,350	13,818	4,140	9,000	0	38,140
Thomas Stirnweis	2013	0	7,650	0	2,880	8,250	93,269	112,049
	2012	3,899	7,500	13,701	4,140	9,000	0	38,240
	2011	3,832	7,350	13,818	4,140	9,000	0	38,140
(a) All life insurance policy premiums relate to term life insurance policies. (b) Perquisites and Other Personal Benefits consist only of an automobile allowance.
(3)	Mr. Constant, formerly the Company’s Vice President, Director of Planning and Treasurer, succeeded Mr. Stirnweis as the Company’s Chief Financial Officer effective December 2, 2013.
(4)	On November 29, 2013, Mr. Stirnweis left the Company to pursue personal interests. The total compensation information for Mr. Stirnweis represents amounts received by him in 2013 from his employment as well as amounts payable under his separation agreement. Under the terms of his separation with the Company, Mr. Stirnweis will receive (a) $250,000, representing Mr. Stirnweis’ base salary on the last day of his employment with the Company, which has been and will continue to be paid to him in monthly installments over a period of 12 months from the date of his separation, (b) $94,000, paid to him in January 2014, and representing (1) an amount equal to the anticipated bonus attributable to Mr. Stirnweis’ compensation, (2) an amount equal to the expected annual benefits that would have been payable to Mr. Stirnweis for the 12 month period following his separation under the Company’s Supplemental Retirement Plan, (3) an amount equal to the total contribution that would have been made for such 12-month period on Mr. Stirnweis’ behalf by the Company under its Retirement and Profit Sharing Plan, and (4) an amount equal to the automobile reimbursement that would have been paid to Mr. Stirnweis during such 12-month period, and (c) coverage for Mr. Stirnweis and his dependents under the Company’s medical and dental plans. With respect to the outstanding RSUs owned by Mr. Stirnweis at the time of his separation from employment, he has received, (a) cash for the 15,500 unvested RSUs that he owned as of his last day of employment with the Company and (b) shares of the Company’s common stock in payment for the 19,500 vested RSUs that he owned as of his last day of employment with the Company. Mr. Stirnweis has received and will continue to receive a total of approximately $100,000 for transition assistance to the Company over the four months following his separation from employment. In addition, the Company paid to Mr. Stirnweis all of his unpaid wages, accrued unused vacation, holiday and sick pay as part of his final paycheck from the Company.

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2013 Grants of Plan-Based Awards

Name	Board Action Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
			Threshold	Target	Maximum	Threshold	Target	Maximum
			($)	($)	($)	(#)	(#)	(#)
David B. Driscoll	3/1/2013	3/1/2013	0	0	0	0	0	0	18,750	0	378,375
Christopher J. Constant	3/1/2013	3/1/2013	0	0	0	0	0	0	6,750	0	136,215
Kevin C. Shea	3/1/2013	3/1/2013	0	0	0	0	0	0	12,500	0	252,250
Joshua Dicker	3/1/2013	3/1/2013	0	0	0	0	0	0	12,500	0	252,250
Thomas J. Stirnweis	3/1/2013	3/1/2013	0	0	0	0	0	0	9,000	0	181,620

(1) Stock awards are in the form of RSUs. Each of the NEOs received two RSU awards on March 1, 2013, as detailed below. One such award represents the annual RSU retention award that vests over a five year period on the anniversary of the grant date. The RSU retention awards granted to each NEO are as follows: Mr. Driscoll, 7,500; Mr. Constant, 3,000; Messrs. Shea and Dicker, 5,000; and Mr. Stirnweis, 4,000. The second award represents the portion of the performance-based RSU award that the executive earned based on achievement of the FFO threshold established under the 2012 performance-based equity incentive compensation program. These performance based RSUs vest in five equal annual installments on each May 1st of 2013 through 2017. The performance-based RSU awards granted to each NEO are as follows: Mr. Driscoll, 11,250; Mr. Constant, 3,750; Messrs. Shea and Dicker, 7,500; and Mr. Stirnweis, 5,000.

(2) Grant date fair value is calculated based on the closing price of Getty common stock on the grant date without consideration of the five-year vesting period of the restricted stock award.

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2013 Outstanding Equity Awards at Year-End

The following table provides information as to outstanding Stock Options and RSUs held by each of the NEOs at December 31, 2013.

		Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Grant Date[2]	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#) Exercisable	(#) Unexercisable	(#)	($)			(#)	($)	(#)	($)
David B. Driscoll (2)						2/26/13	9,000	165,330
						2/26/13	7,500	137,775
						3/2/12	6,000	110,220
						3/1/11	4,500	82,665
						3/1/10	1,400	25,718
						3/1/09	500	9,185
	5,000	0	0	27.68	5/16/17	11/1/07
Christopher J. Constant(3)						2/26/13	3,000	55,110
						2/26/13	3,000	55,110
						3/2/12	2,000	36,740
						3/1/11	600	11,022
Kevin C. Shea(4)						2/26/13	6,000	110,220
						2/26/13	5,000	91,850
						3/2/12	4,000	73,480
						3/1/11	2,400	44,088
						3/1/10	1,400	25,718
						3/1/09	500	9,185
Joshua Dicker(5)						2/26/13	6,000	110,220
						2/26/13	5,000	91,850
						3/2/12	4,000	73,480
						3/1/11	2,400	44,088
						3/1/10	1,400	25,718
						3/1/09	500	9,185
Thomas J. Stirnweis(6)						2/26/13	4,000	73,480
						2/26/13	4,000	73,480
						3/2/12	3,200	58,784
						3/1/11	2,400	44,088
						3/1/10	1,400	25,718
						3/1/09	500	9,185

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(1) RSUs vest at the rate of 20% per year on the anniversary of the grant date except as otherwise stated in the footnotes below. Vested RSUs granted before 2009 provide for settlement upon termination of employment with Getty. RSUs granted in 2009 and thereafter provide for settlement upon the earlier of ten years after grant or termination of employment with Getty. In addition, each of the award agreements for outstanding RSUs granted to our employees and directors, including NEOs, contains a provision that causes the unvested RSUs to vest upon the employee’s or director’s death or our termination of the employee’s or director’s employment, in the case of employees, or service in the case of directors, without cause.

(2) Includes all Stock Options and RSUs granted to Mr. Driscoll as a director in 2010 and prior years. In addition to his 28,900 unvested RSUs, Mr. Driscoll had 18,350 vested RSUs outstanding at December 31, 2013 (of which, 6,950 RSUs vested during the year ended December 31, 2013) for which no value is realized until settlement. The unrealized value of vested RSUs as of December 31, 2013 was $337,090 for Mr. Driscoll. 9,000 of the unvested RSUs granted to Mr. Driscoll on 2/26/13 vest in equal installments on May 1 of 2014, 2015, 2016 and 2017.

(3) In addition to his 8,600 unvested RSUs, Mr. Constant had 1,650 vested RSUs outstanding at December 31, 2013 (of which 1,450 RSUs vested during the year ended December 31, 2013) for which no value is realized until settlement. The unrealized value of vested RSUs as of December 31, 2013 was $30,311 for Mr. Constant. 3,000 of the unvested RSUs granted to Mr. Constant on 2/26/13 vest in equal installments on May 1 of 2014, 2015, 2016 and 2017.

(4) In addition to his 19,300 unvested RSUs, Mr. Shea had 20,200 vested RSUs outstanding at December 31, 2013 (of which 5,000 RSUs vested during the year ended December 31, 2013) for which no value is realized until settlement. The unrealized value of vested RSUs as of December 31, 2013 was $371,074 for Mr. Shea. 6,000 of the unvested RSUs granted to Mr. Shea on 2/26/13 vest in equal installments on May 1 of 2014, 2015, 2016 and 2017.

(5) In addition to his 19,300 unvested RSUs, Mr. Dicker had 10,700 vested RSUs outstanding at December 31, 2013 (of which 5,000 RSUs vested during the year ended December 31, 2013) for which no value is realized until settlement. The unrealized value of vested RSUs as of December 31, 2013 was $196,559 for Mr. Dicker. 6,000 of the unvested RSUs granted to Mr. Dicker on 2/26/13 vest in equal installments on May 1 of 2014, 2015, 2016 and 2017.

(6) Pursuant to the terms of his separation agreement, upon Mr. Stirnweis’ separation from employment, he became fully vested on November 30, 2013, in the 15,500 then-unvested RSUs held by him. Mr. Stirnweis had an additional 19,500 vested RSUs outstanding at December 31, 2013 (of which 4,300 RSUs vested during the year ended December 31, 2013, in accordance with their original vesting schedule). Mr. Stirnweis will not realize value for his vested RSUs until settlement in June 2014. The unrealized value of vested RSUs as of December 31, 2013 was $642,950 for Mr. Stirnweis.

2013 Option Exercises and Stock Vested

No options were exercised by NEOs during 2013. Although certain RSUs held by our NEOs vested during 2013, no value is realized by the NEOs until the RSUs are settled upon cessation of employment (or six months thereafter if required by applicable law) or, in the case of RSUs granted since 2009, upon the earlier of ten years after grant or cessation of employment. Due to his separation from employment, Mr. Stirnweis will realize value from his vested RSUs when they are settled in June 2014.

The following Option Exercises and Stock Vested table provides additional information about the stock awards vesting during the year ended December 31, 2013.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($) ($)(2)
David B. Driscoll	0	$0	6,950	$0
Christopher J. Constant	0	$0	1,450	$0
Kevin C. Shea	0	$0	5,000	$0
Joshua Dicker	0	$0	5,000	$0
Thomas J. Stirnweis	0	$0	19,800	$0

(1)	Reflects the number of RSUs that vested during 2013. No shares were issued upon vesting of the RSUs.
(2)	No value will be realized by the NEOs prior to settlement of the RSUs (as described above) and the NEOs remain at risk for fluctuation in the value of Getty common stock until settlement.

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Nonqualified Deferred Compensation (Supplemental Retirement Plan)

Name	Executive Contributions in 2013	Registrant Contributions in 2013	Aggregate Earnings (Loss) in 2013	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/2013(1)
	($)	($)	($)	($)	($)
David B. Driscoll	0	38,701	16,558	0	128,432
Christopher J. Constant	0	8,701	3,441	0	24,110
Kevin C. Shea	0	15,201	100,196	0	391,067
Joshua Dicker	0	15,201	8,107	0	100,632
Thomas J. Stirnweis	0	13,701	77,351	0	321,325

(1)	Nonqualified deferred compensation represents the balances accumulated under the Supplemental Retirement Plan. The amount reported for each executive in the column “Registrant Contributions in 2013” represents the respective amount reported for the prior year, 2012, in the column “Supplemental Retirement Plan” in the Summary Compensation Table above.

Getty maintains the Supplemental Retirement Plan for executive officers and other senior management employees. The Board of Directors has sole discretion to select annually the eligible employees for whom contributions will be made. Under the Supplemental Retirement Plan, which is not qualified for purposes of Section 401(a) of the Internal Revenue Code, a participating employee may receive in his trust account an amount equal to 10% of his compensation (as defined in the Supplemental Retirement Plan), reduced by the amount of any contributions allocated to the employee by the Company under the Retirement Plan. Amounts contributed by the Company for 2013 to the Supplemental Retirement Plan for our NEOs were based upon an amended definition of eligible compensation in the Supplemental Retirement Plan adopted by the Compensation Committee in 2012 so as to exclude anything other than base salary as the basis for computation of eligible compensation. The amounts held in trust under the Supplemental Retirement Plan may be used to satisfy claims of general creditors in the event of Getty’s or any of its subsidiaries’ bankruptcy. An employee’s account vests in the same manner as under the Retirement Plan and is paid upon separation of service from the Company. Under the Supplemental Retirement Plan, during any year, the Board of Directors may elect not to make any payment to the account of any or all eligible employees.

Potential Payments Upon Termination or Change in Control

We do not provide any compensation or benefits to any of our NEOs solely on account of the occurrence of a change in control of the Company. Each of the award agreements for outstanding RSUs granted to our employees, including our NEOs, contains a provision that causes the unvested RSUs to vest upon the NEO’s death or our termination of the NEO’s employment without cause. The award agreements do not, however, provide for accelerated vesting upon the occurrence of a change in control. In addition, each NEO’s vested account balance under our Supplemental Retirement Plan is distributed upon the NEO’s death or termination of employment for any reason. See “Nonqualified Deferred Compensation (Supplemental Retirement Plan)” on page 30 of this Proxy Statement for a description of our Supplemental Retirement Plan and the value of the account balances thereunder as of December 31, 2013.

Mr. Driscoll

The Company has entered into an employment agreement (the “Employment Agreement”) with Mr. Driscoll, our CEO. The terms of the Employment Agreement are described above in the “Compensation Discussion and Analysis” section of this Proxy Statement under the heading “Driscoll Employment Agreement”.

If during the term of his Employment Agreement, Mr. Driscoll’s employment is terminated as the result of death or Significant Disability (as defined in the Employment Agreement), then, in addition to base salary through the date of termination, the Company will pay Mr. Driscoll (or his designated beneficiary) six months of base salary in one lump sum. If Mr. Driscoll’s employment is terminated without Cause (as defined in the Employment Agreement), or if Mr. Driscoll terminates his employment with the Company for Good Reason (as defined in the Employment Agreement), then the Company will (i) continue to pay Mr. Driscoll’s base salary and provide to Mr. Driscoll all employment benefits as if his employment had continued until the end of the initial term or then-current renewal term, as applicable, or for one year, whichever is greater, and (ii) pay Mr. Driscoll for each full or partial calendar year remaining in the initial term or the then-current renewal term, as applicable, an amount equal to the amount of the annual cash bonus, if any, paid to Mr. Driscoll for the last completed year before his employment terminated.

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The Employment Agreement prohibits Mr. Driscoll from (i) disclosing information that is confidential to the Company at any time during or after the termination of his employment with the Company; (ii) engaging in “competition” with the Company (as defined in the Employment Agreement) while employed by the Company and during the period in which he is receiving severance benefits following a termination without Cause or a resignation with Good Reason or for a period of one year following termination of employment under circumstances where no severance is paid; and (iii) soliciting the Company’s customers, clients, landlords, owners, tenants, and business partners with whom he has had contact while working for the Company, or soliciting or hiring the Company’s employees, sales representatives or agents, during the period in which he is prohibited from engaging in competition with the Company and for a period of six months following the expiration of the initial term or then-current renewal term, as applicable, of Mr. Driscoll’s employment under the Employment Agreement.

Mr. Stirnweis

On November 29, 2013, Mr. Stirnweis left the Company to pursue personal interests. Mr. Stirnweis agreed to continue to serve the Company in an advisory capacity until March 31, 2014. Pursuant to the terms of a severance agreement between Mr. Stirnweis and the Company, Mr. Stirnweis will receive (a) $250,000, representing Mr. Stirnweis’ base salary on the last day of his employment with the Company, which has been and will continue to be paid to him in monthly installments over a period of 12 months from the date of his separation, (b) $94,000, paid to him in January 2014, representing an amount equal to the anticipated bonus attributable to Mr. Stirnweis’ compensation, (2) an amount equal to the expected annual benefits that would have been payable to Mr. Stirnweis for the 12 month period following his separation under the Company’s Supplemental Retirement Plan, (3) an amount equal to the total contribution that would have been made for such 12-month period on Mr. Stirnweis’ behalf by the Company under its Retirement and Profit Sharing Plan, and (4) an amount equal to the automobile reimbursement that would have been paid to Mr. Stirnweis during such 12-month period, and (c) coverage for Mr. Stirnweis and his dependents under the Company’s medical and dental plans. With respect to the outstanding restricted stock units (“RSUs”) of the Company owned by Mr. Stirnweis as of his last day of employment, he will receive in June 2014, (a) cash for the 15,500 unvested RSUs that he owned as of his last day with the Company, with such cash amount determined by the fair market value of Getty common stock on the payment date and (b) shares of the Company’s common stock in payment for the 19,500 vested RSUs that he owned as of his last day with the Company. Mr. Stirnweis has received and will continue to receive a total of approximately $100,000 for transition assistance to the Company over the four months following his separation from employment. In addition, the Company paid to Mr. Stirnweis all of his unpaid wages, accrued unused vacation, holiday and sick pay as part of his final paycheck from the Company.

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Equity Compensation Plans

The following chart presents information regarding Getty’s equity compensation plans, as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity Compensation Plans approved by stockholders:
-the Stock Option Plan	5,000		$27.68	0	(1)
-the 2004 Plan	295,850	(2)	$0.00	702,101	(3)
Equity Compensation Plans not approved by stockholders	N/A		N/A	N/A

Total	300,850			702,101

(1)	The term of the Stock Option Plan expired at the end of January 2008. The Compensation Committee cannot grant any more options pursuant to the Stock Option Plan.
(2)	Represents shares underlying outstanding vested and unvested RSUs that are settleable solely in stock.
(3)	The 2004 Plan permits awards of restricted stock, RSUs, cash, stock or other performance awards, dividend equivalents, deferred stock awards, stock payments and stock awards.

Director Compensation

The following text and table discuss the compensation paid to each of our non-employee directors for 2013.

Through the regular quarterly Board of Directors meeting held in May, 2013, the following Director fees applied: (i) Directors received annual retainer fees of $20,000, except that the Chairman of the Audit Committee received an annual retainer fee of $22,000; (ii) Directors received Committee and Board meeting fees of $1,000 for each meeting attended (except for telephonic meetings, for which the fee was $500), except that the Chairman of the Audit Committee received $1,500 for each Audit Committee meeting (except for telephonic meetings, for which he received $750); and (iii) Mr. Safenowitz received a fee of $10,000 per quarter for his services as Lead Director.

At the regular quarterly Board of Directors meeting held in May, 2013, the Board of Directors determined, as a matter of efficiency and taking into account their experiences and the number of Board and committee meetings being held annually, to change Directors’ compensation from a retainer and payment per meeting structure to a flat annual fee (payable quarterly) structure. Accordingly, from and after the May, 2013 Board of Directors Meeting, the following Director fees apply: (i) Directors receive an annual director fee of $30,000 per year, which includes attendance at meetings of our Board of Directors; (ii) Members of our Audit Committee receive an annual fee of $12,500 per year, except for the Chairman of the Audit Committee, who receives an annual fee of $20,000 per year, which includes attendance at meetings of our Audit Committee; (iii) Members of our Compensation Committee receive an annual fee of $5,000 per year, except for the Chairman of the Compensation Committee, who receives an annual fee of $7,500 per year, which includes attendance at meetings of our Compensation Committee; and (iv) Members of our Nominating and Corporate Governance Committee receive an annual fee of $5,000 per year, except for the Chairman of the Nominating and Corporate Governance Committee, who receives an annual fee of $7,500 per year, which includes attendance at meetings of our Nominating and Corporate Governance Committee. In addition, Mr. Safenowitz received a fee of $50,000 per year (paid quarterly) for his services as Lead Director.

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Directors are also reimbursed for travel and other expenses related to Company business.

Mr. Liebowitz has served as our Chairman of the Board since 1971 and continues his active role as Chairman of the Board. Mr. Liebowitz retired as an employee of the Company on June 28, 2013. Effective July 1, 2013, Mr. Liebowitz receives a fee of $125,000 per year (paid quarterly) for his services as Chairman of the Board. Mr. Driscoll is not separately compensated for his services on the Board; his compensation for services as an employee is discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement above.

Generally, to better align the interests of our Directors with the interests of the Company’s stockholders, the Compensation Committee grants equity based awards under the 2004 Plan to the Company’s directors consisting of RSUs (including dividend equivalents paid with respect to such RSUs). RSU awards generally vest over a five year period. RSUs granted before 2009 provide for settlement upon termination of service as a director and RSUs granted in 2009 and thereafter provide for settlement upon the earlier of ten years after grant or upon termination of service as a director.

In February 2013, the Compensation Committee granted 4,000 RSUs to each of the independent directors (representing the same size RSU grants made to such directors as in 2012). The Compensation Committee’s determination to award RSUs was in order to further align the interests of directors with the Company’s stockholders and also to provide additional value to directors for their contributions to the Company.

Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation ($)	Total ($)
Leo Liebowitz(2)	77,500	80,720					158,220
Milton Cooper	36,750	80,720					117,470
Philip E. Coviello	51,000	80,720					131,720
Richard E. Montag	39,750	80,720					120,470
Howard B. Safenowitz	90,500	80,720					171,220

(1)	The Company granted 4,000 RSUs to each non-employee director in 2013. The fair value of these RSUs was determined based on the closing market price of Getty’s stock on the date of grant without consideration of the five-year vesting period of the restricted stock award. These RSUs provide for settlement, to the extent vested, upon the earlier of ten years after grant or termination of service from the Board of Directors. At December 31, 2013, Messrs. Cooper, Coviello, Liebowitz and Safenowitz each had 9,000 vested and 11,500 unvested RSUs outstanding of which, in each case, 3,300 RSUs vested during the year ended December 31, 2013. At December 31, 2013, Mr. Montag had 4,500 vested and 11,000 unvested RSUs outstanding of which 2,300 RSUs vested during the year ended December 31, 2013.
(2)	Mr. Liebowitz retired as an employee of the Company on June 28, 2013. The amounts shown reflect only compensation paid to Mr. Liebowitz as a director and our Chairman of the Board in 2013, following his retirement as an employee. Prior to his retirement as an employee, Mr. Liebowitz received $212,881 in salary and perquisites and other personal benefits valued at $24,447.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for calendar year 2013 were Messrs. Cooper, Coviello, Montag and Safenowitz. There were no Compensation Committee interlocks to report in 2013.

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PROPOSAL NO. 2
APPROVAL OF THE GETTY REALTY CORP. AMENDED AND RESTATED 2004 OMNIBUS INCENTIVE COMPENSATION PLAN
(Item No. 2 on the Proxy Card)

Introduction

In 2004, our stockholders approved the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the “Predecessor Plan”) which enabled the Company to develop and implement a variety of stock-based, incentive compensation programs for eligible employees and non-employee directors to further the Company’s compensation and business objectives. The Predecessor Plan, by its terms, is scheduled to expire on May 19, 2014. Under this proposal, we are asking our stockholders to approve a five-year extension of the Predecessor Plan which, if the proposal is approved, will be known thereafter as the Getty Realty Corp. Amended and Restated 2004 Omnibus Incentive Compensation Plan (the “Restated Plan”). A copy of the Restated Plan is attached hereto as Appendix A.

Importantly, approving the Restated Plan does not increase the aggregate number of shares of common stock of the Company that may be issued under stock-based awards beyond the 1,000,000 shares that our stockholders initially approved in 2004. Rather, approving the Restated Plan provides an additional five-year period in which stock-based awards may be granted with regard to those initial 1,000,000 shares. As of March 31, 2014, approximately 634,976 shares of common stock of the initial 1,000,000 shares remain available for grant. In addition, approving the Restated Plan enables the Company to structure awards as qualifying performance-based compensation to ensure maximum deductibility by the Company for federal tax purposes when such awards are earned. If the Restated Plan is not approved by our stockholders, no new stock-based awards may be granted under the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan after May 19, 2014.

Purpose of the Restated Plan

The Restated Plan is designed to:

•	attract, retain, motivate and provide additional incentives for outstanding performance to our non-employee directors, officers and employees, whose contributions are essential to the growth and success of the Company;
•	enable key personnel to participate in the long-term growth of the Company through stock ownership;
•	motivate key personnel by means of growth-related incentives to achieve long-range goals; and
•	link the personal interest of participants to those of our stockholders.

Toward these objectives, the Compensation Committee, as administrator of the Restated Plan, may grant awards of restricted stock, restricted stock units, performance awards, dividend equivalent awards, stock payments and stock awards to eligible individuals. The Restated Plan does not provide for the grant of stock options or stock appreciation rights.

The Board and senior management of the Company believe it is in the best interest of its stockholders for officers, employees and directors of the Company to own stock in the Company and to vest in them a proprietary interest in the success of the Company and its subsidiaries, and that such ownership will enhance the Company’s ability to attract and retain highly qualified personnel and enhance the long-term performance of the Company and its subsidiaries.

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Key Features Designed to Protect Stockholders’ Interests

The Restated Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following Restated Plan features:

Independent Administrator. Our Compensation Committee of the Board of Directors, which is comprised solely of independent, non-employee directors, is the plan administrator. The Compensation Committee may delegate administrative powers to officers and employees, but all determinations regarding awards to our employees, executive officers and non-employee directors must be made by the Compensation Committee or our Board of Directors.

No Evergreen Feature. The Restated Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the plan.

Limited Share Recycling. The Restated Plan does not allow for aggressive share recycling. This means that any shares surrendered to us as payment of the exercise price of an award or used to pay taxes associated with an award will not be made available under the Restated Plan for future awards.

No Repricing Potential. Because the Restated Plan does not allow the grant of stock options or stock appreciation rights, the potential for repricing underwater awards is absent under the Restated Plan.

Annual Aggregate and Per-Participant Limits on Awards. The Restated Plan limits the size of awards that may be granted during any one calendar year to any one participant and limits the aggregate amount of awards that may be granted to all participants as a group in any calendar year.

Performance-Based Awards. The Restated Plan permits the grant of performance-based stock awards that vest or are earned only upon the attainment of specified performance goals. The Restated Plan includes the provisions necessary to enable us to grant qualified performance-based awards which are intended to be exempt from the $1,000,000 limit on deductions for compensation paid to certain of our executive officers.

No Liberal Definition of Change in Control. The Restated Plan’s definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board of Directors or stockholders.

No Transfers for Value. Participants are not permitted to transfer awards for value under the Restated Plan.

Overview of the Restated Plan

The following summary describes the material features of the Restated Plan. The summary is qualified by reference to the full text of the Restated Plan, which is annexed to this Proxy Statement as Appendix A.

ADMINISTRATION

Generally, the Restated Plan will be administered by the Compensation Committee of the Board of Directors; provided however that the full Board of Directors, acting by a majority of its members in office, will conduct the general administration of the Restated Plan with respect to awards granted to independent directors. The Compensation Committee will have the authority to administer the Restated Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards, terms of vesting, the acceleration or waiver of any vesting restriction and the timing and manner of settling vested awards. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Compensation Committee under the Restated Plan, except with respect to matters which under SEC Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

ELIGIBILITY

The individuals eligible to participate in the Restated Plan will include all (approximately 29 employees of Getty and its subsidiaries, as determined by the Compensation Committee, and all members of the Board of Directors, comprised of six persons.

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LIMITATION ON AWARDS AND SHARES AVAILABLE

An aggregate of 1,000,000 shares of common stock of the Company will be available for grant pursuant to the Restated Plan, as measured from the date of inception of the Predecessor Plan, the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan, in May 2004. As of March 31, 2014, approximately 634,976 shares of common stock of the initial 1,000,000 shares remain available for grant, subject to adjustments for changes in our capitalization (as more fully described below) and restoration of shares resulting from award forfeitures and the like.

The shares of common stock covered by the Restated Plan will be authorized but unissued shares. As of March 31, 2014, the fair market value of a share of our common stock, determined by the last reported sale price per share of the common stock on such date as quoted on the New York Stock Exchange, was $18.89. If any right to acquire shares of common stock under any award under the Restated Plan expires or is canceled without having been fully exercised, or is settled in whole or in part for cash as permitted by the Restated Plan, the number of unexercised shares subject to such cancelled or expired award, and the number of shares with respect to which an award was settled in cash, again may be awarded under the Restated Plan.

The aggregate maximum number of shares of common stock that may be subject to awards granted under the Restated Plan to all participants during any calendar year is 100,000 shares. This aggregate annual limit is increased from the 80,000 share limit under the predecessor plan to reflect the Company’s increased headcount of employees relative to the headcount in 2004.

The Restated Plan adds limitations on the size of awards that may be granted during any one calendar year to any one of our executive officers which limitations are not present under the Predecessor Plan. Specifically, subject to adjustments for changes in our capitalization, the maximum number of shares of common stock that may be made subject to awards granted under the Restated Plan during a calendar year to any one of our executive officers who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code (each, a “Covered Employee”) is, in the aggregate, 100,000 shares, and solely with respect to performance awards and dividend equivalent awards granted to such Covered Employees, the maximum dollar amount that may be earned thereunder for any calendar year by any one Covered Employee is $1,500,000.

In the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, common stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event, in the Compensation Committee’s sole discretion, affects the common stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Restated Plan or with respect to an award, then the Compensation Committee will, in such manner as it may deem equitable, adjust any or all of: (i) the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded (including, but not limited to, adjustments of the limitations on the maximum number and kind of shares which may be issued, in the aggregate and on a per person basis, and adjustments of the annual aggregate award limit); (ii) the number and kind of shares of common stock (or other securities or property) subject to outstanding awards; and (iii) the grant or exercise price or other characteristics of any award.

AWARDS

The Restated Plan provides for the grant of restricted stock, restricted stock units, performance awards, dividend equivalents, stock payments and stock awards.

A restricted stock award is the grant of shares of common stock at a price determined by the Compensation Committee (which price may be no less than par value unless otherwise permitted by applicable state law), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock will, unless the Compensation Committee determines otherwise, have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

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A restricted stock unit has a value equal to one share of common stock and may be settled, in the sole discretion of the Compensation Committee, in cash or by the issuance of such share. The grant of a restricted stock unit does not provide voting or other shareholder rights unless and until the restricted stock unit is settled for a share of common stock. However, to the extent provided in the applicable award agreement, an award of restricted stock units may include dividend equivalents. An award of restricted stock units is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals.

Dividend equivalents represent the value of the dividends per share paid by Getty, calculated with reference to the number of shares covered by the restricted stock unit or other award held by the participant. Dividend equivalents may be paid in cash or in shares of common stock or in a combination of both, in the sole discretion of the Compensation Committee.

A performance award is a cash bonus, stock bonus or other performance or incentive award that is paid in cash, common stock or a combination of both, conditioned upon the achievement of certain performance goals established by the Compensation Committee. The Restated Plan contains the elements necessary to enable such performance awards granted to Covered Employees, within the meaning of Section 162(m) of the Internal Revenue Code, to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code, if desired, to ensure maximum deductibility by us. The value of such performance awards may be linked to any one or more of the performance criteria set forth below or other specific performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

For performance awards granted to Covered Employees that are intended to qualify for the performance-based exemption of Section 162(m) of the Internal Revenue Code, the relevant performance criteria upon which the performance goals may be established are the following business criteria with respect to the Company, any subsidiary or any division or operating unit thereof:

(a) net income;

(b) pre-tax income;

(c) operating income;

(d) cash flow;

(e) earnings per share;

(f) return on equity;

(g) return on invested capital or assets;

(h) cost reductions or savings;

(i) appreciation in the Fair Market Value of a share of Common Stock;

(j) operating profit;

(k) working capital;

(l) earnings before any one or more of the following items: interest, taxes, depreciation or amortization;

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(m) funds from operations (“FFO”); and

(n) adjusted funds from operations (“AFFO”);

provided, that each of the business criteria described in subsections (a) through (l) shall be determined in accordance with generally accepted accounting principles (“GAAP”) and each of the business criteria described in subsections (m) and (n) are non-GAAP measures that shall be determined in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) modified guidance for reporting FFO and as reported in the Company’s Exchange Act reports for the fiscal year(s) which comprise the relevant performance period. For each fiscal year of the Company, the Compensation Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP or NAREIT, to any of the business criteria described in subsections (a) through (n) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the disposal of a segment of a business; (iii) related to a change in accounting principles under GAAP; (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP; (v) attributable to the business operations of any entity acquired by the Company during the fiscal year and (vi) reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company’s Exchange Act reports. The list of performance criteria above is expanded under the Restated Plan, in comparison to the Predecessor Plan, to include FFO and AFFO.

Stock payments and stock awards are shares of common stock granted to eligible participants, the number of which are determined by the Compensation Committee in its discretion. Such awards may include payments of a fixed number of shares to all employees at the end of each calendar year or payments to employees based upon their years of service to the Company.

AMENDMENT AND TERMINATION

The Compensation Committee or the Board of Directors may terminate, amend, or modify the Restated Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to increase the maximum number of shares issuable under the Restated Plan, to increase the aggregate annual award limit to all participants, and/or to any one participant in one calendar year, or to the extent required in order to comply with any applicable law, regulation or stock exchange rule.

In no event may an award be granted pursuant to the Restated Plan on or after the fifth anniversary of the last date on which Getty’s stockholders approve the Restated Plan.

FEDERAL INCOME TAX CONSEQUENCES

Nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant).

Stock-based performance awards, restricted stock units, dividend equivalents and other types of awards generally are subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Getty generally will have a corresponding deduction at the time the participant recognizes income.

Section 162(m) of the Internal Revenue Code disallows deductions by publicly held corporations with respect to compensation in excess of $1,000,000 paid to the company’s chief executive officer and its three other most highly compensated officers (other than its chief executive officer and chief financial officer). However, compensation payable solely on account of attainment of one or more performance targets is not subject to this deduction limitation if certain statutory requirements are satisfied. We may choose to grant performance awards under the Restated Plan that satisfy the requirements for deductibility of compensation. We reserve the right, however, to grant awards under the Restated Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction for some or all of that compensation.

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NEW PLAN BENEFITS

Future Awards: Awards are subject to the discretion of the Compensation Committee, so the benefits or amounts that any participant or group of participants may receive in the future under the Restated Plan are not currently determinable.

Past Awards: The aggregate numbers of shares of common stock made subject to awards granted to certain persons and groups under the Predecessor Plan since its initial adoption in May 2004, of which the Restated Plan is a continuation, are as follows: (1) David Driscoll, President and Chief Executive Officer, 57,250 shares; (2) Christopher J. Constant, Vice President, Chief Financial Officer and Treasurer, 16,250 shares; (3) Kevin C. Shea, Executive Vice President, 45,500 shares; (4) Joshua Dicker, Senior Vice President, General Counsel and Secretary, 36,000 shares; (5) Thomas J. Stirnweis, Former Vice President, Treasurer and Chief Financial Officer, 35,000 shares; (6) all current executive officers as a group, an aggregate of 155,000 shares; (7) all current directors who are not executive officers as a group, an aggregate of 122,500 shares; and (8) all employees, including current officers who are not executive officers, as a group, an aggregate of 50,475 shares.

Recommendation

The Board of Directors recommends that you vote “FOR” the proposal to approve the Getty Realty Corp. Amended and Restated 2004 Omnibus Incentive Compensation Plan.

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PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
(Item No. 3 on the Proxy Card)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our NEOs as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The Compensation Discussion and Analysis section starts on page 18 of this Proxy Statement. Please read the Compensation Discussion and Analysis section which provides a detailed discussion of our executive compensation program and compensation philosophy, including information about 2013 compensation of our NEOs. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management.

The vote solicited by this Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board or our Compensation Committee. The outcome of the vote will not require the Company, our Board or our Compensation Committee to take any action and will not be construed as overruling any decision by the Company, our Board or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders, and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

RESOLVED, that the stockholders of Getty Realty Corp. approve, on an advisory basis, the named executive officer compensation.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” approval of the foregoing resolution. Proxies will be so voted unless stockholders specify otherwise in their proxies.

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REPORT OF THE AUDIT COMMITTEE

To Our Stockholders:

This report addresses our compliance with rules of the SEC and the listing standards of the NYSE designed to enhance audit committee effectiveness to improve public disclosure about the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies.

Independence/Qualifications

The Board of Directors determined that for the year ended December 31, 2013 each member of the Audit Committee was “independent”, as such term is defined in the listing standards of the NYSE, and that each member who served on the Audit Committee for 2013 is “financially literate”, as such term is defined in the listing standards of the NYSE. The Board also determined that for the year ended December 31, 2013, Messers. Coviello and Montag each qualified as an “audit committee financial expert” under the relevant rules of the SEC and each had the requisite accounting/financial management expertise required by the listing standards of the NYSE.

Sarbanes-Oxley Act Compliance

During the past year, the Audit Committee met regularly with management to assure that the Company’s internal control over financial reporting continued to meet applicable standards under the Sarbanes-Oxley Act and are compliant with the listing standards of the New York Stock Exchange. The Company’s internal controls over financial reporting were reviewed and tested by PricewaterhouseCoopers LLP, our independent auditors. Their report is included in our Annual Report on Form 10-K for the year ended December 31, 2013. At the Audit Committee meeting held February 5, 2014, the Committee reviewed the Company’s internal control over financial reporting with management and PricewaterhouseCoopers LLP, and determined that the Company is in compliance with the requirements applicable to it.

Financial Statements

With regard to our audited financial statements, the Audit Committee has:

(1) reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP;

(2) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61, as modified or supplemented;

(3) (a) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, and (b) discussed with PricewaterhouseCoopers LLP their independence; and

(4) based upon the review and discussions set forth in paragraphs (1) through (3) above, recommended to Getty’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Prior to filing with the SEC of each of the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2013, the Audit Committee Chairman or another member of the Audit Committee, reviewed with the Company’s management and PricewaterhouseCoopers LLP the Company’s interim financial results to be included in such reports and the matters required to be discussed by SAS 61.

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The report of the Audit Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

Audit Committee:
Philip E. Coviello (Chairman)
Howard B. Safenowitz
Richard E. Montag

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PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item No. 4 on the Proxy Card)

On February 5, 2014, the Audit Committee appointed the firm of PricewaterhouseCoopers LLP (“PwC”), subject to ratification by the stockholders at the Annual Meeting, to audit the accounts of Getty with respect to our operations for the year ending December 31, 2014 and to perform such other services as may be required. Should PwC be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services. As long as a quorum is present, a majority of votes cast at the Annual Meeting is necessary to ratify the appointment of the independent registered public accounting firm.

The Audit Committee’s Pre-Approval Policy requires pre-approval of services to be provided by PwC. The policy authorizes the Audit Committee to delegate to one or more of its members, and the Audit Committee has delegated to each of its members, authority to pre-approve non-audit services. Each member is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All (100%) of the non-audit services performed by PwC in 2012 and 2013 were pre-approved by the Audit Committee.

The fees payable to PwC, our independent registered public accounting firm, related to services provided for the years ending December 31, 2012 and 2013 were as follows:

		2012	2013

(a)	Audit Fees(1)	$535,000	640,000

(b)	Audit-Related Fees (assurance and related services reasonably related to audit or review of financial statements not reported under (a)) (2)	$31,000	40,000

(c)	Tax Fees (professional services for tax compliance, advice and planning)(3)	$283,000	275,000

(d)	All Other Fees(4) (not reflected in (a) - (c))	$1,800	1,955

(1)	Includes the aggregate fees and expenses estimated or billed for professional services rendered by PwC for the integrated audit of the Company’s annual consolidated financial statements for the year and of its internal control over financial reporting as of year end and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the year.
(2)	For 2012, represents fees for professional services rendered by PwC related to leases consummated in 2012. For 2013, represents fees for professional services rendered by PwC related to the Company’s May 2013 acquisition.
(3)	For 2012, includes $235,000 for federal and state tax compliance and $48,000 for advice and planning. For 2013, represents $225,000 for federal and state tax compliance and $50,000 for advice and planning.
(4)	Represents annual subscription fees for the online accounting research tool Comperio.

Representatives of the firm of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Recommendation

The Board of Directors recommends that you vote “FOR” the proposals to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

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DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder proposals to be considered for inclusion in next year’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act must be received by December 7, 2014. Any stockholder proposal or director nomination to be presented at the Annual Meeting that is not intended to be included in our Proxy Statement will be considered untimely if we receive it before February 8, 2015 or after March 10, 2015. Such proposals and nominations also must be made in accordance with our Bylaws. An untimely proposal may be excluded from consideration at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, Getty’s officers and directors are required to file reports of ownership and changes in ownership of Getty equity securities with the SEC and the NYSE. Copies of these reports are required to be furnished to the Company. Except for the late filings noted below, based on our review of the Forms 4 and the Forms 5 filed with the SEC during 2013 and written representations provided by our directors and officers, Getty believes that during 2013 all of our officers and directors complied with the Section 16(a) requirements. A Form 4 for Joshua Dicker was filed on March 1, 2013 reporting the grant of RSUs made on February 26, 2013 pursuant to the 2004 Plan.

OTHER MATTERS

Management does not know of any matters, other than those referred to above, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments or postponements thereof, we intend to cast votes pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

Record holders may vote by returning the enclosed proxy by mail or by attending the meeting and voting in person. If your shares are held in “street name”, which means they are held for your benefit in the name of a broker, bank or other intermediary, you will receive instructions from your broker, bank or other intermediary on how you can indicate the votes you wish to cast with respect to your shares. Please be aware that beneficial owners of shares held in “street name” may not vote their shares in person at the meeting unless they first obtain a written authorization to do so from their bank or broker. The proxy may be revoked at any time prior to its exercise. Record holders may revoke their proxy by voting at the meeting or by submitting a later-dated proxy prior to the meeting to the Secretary of the Company at the address on the first page of this Proxy Statement. If your shares are held in “street name”, you must contact your broker for instructions on revoking your proxy. Brokerage houses and other custodians will be requested to forward solicitation material to beneficial owners of stock that they hold of record. We will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding proxy material to the beneficial owners. The cost of this solicitation, which will be effected by mail, will be borne by us.

April 2, 2014
By Order of the Board of Directors,

/S/ JOSHUA DICKER
Joshua Dicker
Senior Vice President, Secretary and General Counsel

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APPENDIX A

GETTY REALTY CORP.

amended and restated 2004 OMNIBUS INCENTIVE COMPENSATION PLAN

NOTE: THIS FORM OF OMNIBUS EQUITY-BASED COMPENSATION PLAN IS INTENDED TO ALLOW THE COMPENSATION COMMITTEE MAXIMUM FLEXIBILITY BY PROVIDING FOR AWARDS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND STOCK BONUSES (AND CASH BONUSES IN CONNECTION THEREWITH), AS LONG AS THE BOARD HAS GIVEN ITS PRIOR APPROVAL OF SUCH TYPE OF AWARD.

The purpose of the Getty Realty Corp. Amended and Restated 2004 Omnibus Incentive Compensation Plan (the “Plan”) is to provide a flexible framework that will permit the Board of Directors (the “Board”) of Getty Realty Corp. (the “Company”) by and through the Company’s Compensation Committee (the “Committee”) to develop and implement a variety of stock-based, incentive compensation programs based on the changing needs of the Company, its competitive market, and regulatory climate. The Plan is a continuation and extension of the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan which by its terms would have expired on May 19, 2014, absent this extension.

The Board and senior management of the Company believe it is in the best interest of its shareholders for officers, employees and directors of the Company to own stock in the Company and to vest in them a proprietary interest in the success of the Company and its subsidiaries, and that such ownership will enhance the Company’s ability to attract and retain highly qualified personnel and enhance the long-term performance of the Company and its subsidiaries.

1.       DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.          “Administrator” shall mean the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.1 hereof.

1.2.          “Award” shall mean a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, or a Stock Payment award which may be awarded or granted under the Plan (collectively, “Awards”).

1.3.          “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4.          “Annual Aggregate Award Limit” shall mean, in the aggregate, for any calendar year, for all Holders receiving Awards in such calendar year, 100,000 shares of Common Stock, as adjusted pursuant to Section 8.3.

1.5.          “Board” shall mean the Board of Directors of the Company.

1.6.          “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.7.          “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board.

1.8.          “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

1.9.          “Company” shall mean Getty Realty Corp., a Maryland corporation.

1.10.          “Deferred Stock” shall mean Common Stock awarded under Article V of the Plan.

1.11.          “Director” shall mean a member of the Board.

1.12.          “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article V of the Plan.

1.13.          “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

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1.14.          “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.15.          “Escrow Holder” shall mean the Secretary of the Company or such other person or company that the Committee may designate to serve as the Escrow Holder hereunder.

1.16.          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17.          “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.18.          “Holder” shall mean a person who has been granted or awarded an Award.

1.19.          “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

1.20.          “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article V of the Plan.

1.21.          “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income; (b) pre-tax income; (c) operating income; (d) cash flow; (e) earnings per share; (f) return on equity; (g) return on invested capital or assets; (h) cost reductions or savings; (i) appreciation in the Fair Market Value of a share of Common Stock; (j) operating profit; (k) working capital; (l) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (m) funds from operations (“FFO”); and (n) adjusted funds from operations (“AFFO”); provided, that each of the business criteria described in subsections (a) through (l) shall be determined in accordance with generally accepted accounting principles (“GAAP”) and each of the business criteria described in subsections (m) and (n) are non-GAAP measures that shall be determined in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) modified guidance for reporting FFO and as reported in the Company’s Exchange Act reports for the fiscal year(s) which comprise the relevant performance period. For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP or NAREIT, to any of the business criteria described in subsections (a) through (n) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the disposal of a segment of a business; (iii) related to a change in accounting principles under GAAP; (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP; (v) attributable to the business operations of any entity acquired by the Company during the fiscal year and (vi) reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company’s Exchange Act reports.

1.22.          “Plan” shall mean the Getty Realty Corp. Amended and Restated 2004 Omnibus Incentive Compensation Plan.

1.23.          “Restricted Stock” shall mean Common Stock awarded under Article IV of the Plan.

1.24.          “Restricted Stock Unit” shall mean the award of the rights to receive at a future date the issuance of or a cash amount equivalent to the Fair Market Value of a share of Common Stock, described in Article VI of the Plan.

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1.25.          “Retirement” shall mean Termination of Employment by a Holder upon attaining the age of at least 65 years old and “Early Retirement” shall mean Termination of Employment by a Holder upon attaining the age of at least 55 years old (and provided that the Holder has not less than 6 years of service with the Company.

1.26.          “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.27.          “Section 162(m) Participant” shall mean any valued Employee designated by the Administrator as a valued Employee whose compensation for the fiscal year in which the valued Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.28.          “Securities Act” shall mean the Securities Act of 1933, as amended.

1.29.          “Stock Payment” shall mean a payment in the form of shares of Common Stock awarded under Article V of the Plan.

1.30.          “Subsidiary” shall mean any corporation, limited partnership or limited liability company in an unbroken chain of such entities beginning with the Company if each of the entities other than the last entity in the unbroken chain then owns equity interests possessing 50% or more of the total combined voting power of all classes of equity interest in one of the other entities in such chain.

1.31.          “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, Retirement or Early Retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.32.          “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability (within the meaning of Section 409A(a)(2)(C) of the Code), Retirement or Early Retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or the simultaneous appointment to serve or continuing service by the Holder as a Director, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee; provided, however, that for purposes of any payment under or settlement of any Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code, Termination of Employment shall have the same meaning as “separation from service” under Section 409A of the Code. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

2.       SHARES SUBJECT TO PLAN

2.1.          Shares Subject to Plan.

(a)          The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 8.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan, measured from the inception date of the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan, shall not exceed 1,000,000 shares. The shares of Common Stock issuable with respect to such Awards shall be previously authorized but unissued shares.

(b)          The maximum number of shares which may be subject to Awards granted under the Plan, in any calendar year, for all Holders receiving Awards for such calendar year, shall not exceed the Annual Aggregate Award Limit.

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(c)          Subject to adjustment as provided in Section 8.3, the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one Section 162(m) Participant is, in the aggregate, 100,000 shares, and solely with respect to Performance Awards granted pursuant to Section 5.2(b) and Dividend Equivalents granted pursuant to Section 5.3, the maximum dollar amount that may be earned thereunder for any calendar year by any one Section 162(m) Participant shall be $1,500,000. If an Award is terminated, surrendered or canceled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth herein for the calendar year in which it was granted.

2.2.          Add-back of Rights. If any right to acquire shares of Common Stock under any Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash in lieu of Common Stock as permitted by the Plan, the number of shares subject to such Award or other right but as to which such Award or other right was not exercised prior to its expiration or cancellation or with respect to which the exercise is for cash in lieu of Common Stock may again be granted or awarded hereunder, subject to the limitations of Section 2.1; provided, however, that any shares of Common Stock that are withheld or redeemed for the payment of an Award's exercise price or for the satisfaction of tax withholding obligations with respect to an Award shall not be made available for subsequent grant or award hereunder. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be granted or awarded hereunder, subject to the limitations of Section 2.1.

3.       GRANTING OF AWARDS

3.1.          Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

3.2.          Provisions Applicable to Section 162(m) Participants.

(a)          The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b)          Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including (i) Restricted Stock or Restricted Stock Units, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and (ii) any performance or incentive award described in Article V or Article VI that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c)          To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles V and VI which may be granted to one or more Section 162(m) Participants, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service and prior to such vesting, exercisability or payout that is conditioned upon the attainment of performance goals, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

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(d)          Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.          Limitations Applicable to Section 16 Reporting Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.          At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

4.       AWARD OF RESTRICTED STOCK

4.1.          Eligibility. Subject to the Annual Aggregate Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a valued Employee or any Director who the Committee determines should receive such an Award.

4.2.          Award of Restricted Stock.

(a)          The Committee may from time to time, in its absolute discretion:

(i)          Determine which Employees are valued Employees and select from among the valued Employees or Directors (including Employees or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)          Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)          The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)          Upon the selection of a valued Employee or Director to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as the Committee deems appropriate.

4.3.          Rights as Shareholders. Subject to Section 4.4, upon delivery of the shares of Restricted Stock to the Escrow Holder pursuant to Section 4.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in the Holder’s Award Agreement, including the right to receive dividends and other distributions paid or made with respect to the shares (which dividends (including Dividend Equivalents) and distributions shall be delivered to the Escrow Holder and distributed to the Holder upon expiration or termination of the applicable restrictions); provided, however, that in the reasonable discretion of the Committee, uniformly applied to similar cases, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 4.4.

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4.4.          Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no monetary consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Directorship with the Company.

4.5.          Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement (i.e. not vested) immediately upon a Termination of Employment or, if applicable, upon a Termination of Directorship between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

4.6.          Escrow. The Escrow Holder shall retain physical custody of certificate(s) representing Restricted Stock until the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate(s) expire or shall have been removed or until the expiration of such other period of time or the satisfaction of conditions, as may be specified by the Committee in the Holder’s Award Agreement. In lieu of share certificate(s) being delivered to an Escrow Holder, the Committee may cause the shares to be registered in the Holder’s name in book-entry form.

4.7.          Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on any physical certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. Upon the expiration or other termination of such restrictions, the Committee shall cause the Escrow Holder to deliver such certificate(s) to the Secretary of the Company, who shall cause the transfer agent for the Company to issue to the Holder new certificate(s) for such shares without any restrictive legend or to retain the shares registered in the Holder’s name in book-entry form free of restrictions on transfer.

4.8.          Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer (to the Escrow Holder or otherwise) of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

5.       PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

5.1.          Eligibility. Subject to the Annual Aggregate Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a valued Employee or any Director whom the Committee determines should receive such an Award.

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5.2.          Performance Awards.

(a)          Any Employee or Director selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Director.

(b)          Without limiting Section 5.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2 and may take into account the federal, state and/or local income tax payable by any Holder upon receipt of any Award. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of GAAP.

5.3.          Dividend Equivalents. Any Employee or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Restricted Stock Unit, Deferred Stock or Performance Award is granted, and the date such Restricted Stock Unit, Deferred Stock or Performance Award is settled, exercised, vests or expires, as determined by the Committee. Payments pursuant thereto shall be delivered, in the discretion of the Committee, either (x) to the Holder, or (y) to the Escrow Holder, to be held for the benefit of the Holder in a bookkeeping account or such other actual or deemed investment vehicle as may be set forth in the applicable Award Agreement or, if not set forth therein, as may be determined by the Committee in its discretion, until settlement, exercise, vesting or expiration thereof. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

5.4.          Stock Payments. Any Employee or Director selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter and may include payments of a fixed number of shares to all Employees at the end of each calendar year or payments to Employees based upon their years of service to the Company.

5.5.          Deferred Stock. Any Employee or Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

5.6.          Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

5.7.          Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

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5.8.          Exercise Upon Termination of Employment or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee or Independent Director, as applicable; provided, however, that the Committee, in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment or Termination of Directorship following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto or as may be defined otherwise by the Committee) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Committee, in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Directorship without cause, or following a change of control or ownership of the Company (as may be defined by the Committee), or because of the Holder’s Retirement, Early Retirement, death or disability, or otherwise; and provided, further, that the Committee, in the case of Early Retirement, may defer settlement until the Holder is at least 65 years old or upon death or disability.

5.9.          Form of Payment. Payment of the amount determined under Section 5.2 or 5.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article V is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.10.

5.10.          Conditions to Issuance of Stock. The Company shall not be required to issue shares of Common Stock or deliver any certificate or certificates for shares of Common Stock prior to fulfillment of all of the following conditions:

(a)          the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)          the completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)          the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)          the lapse of such reasonable period of time following entitlement thereto as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)          the receipt by the Company of full payment of the required consideration for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares.

6.	AWARD OF RESTRICTED STOCK UNITS

6.1.          Eligibility. Subject to the Annual Aggregate Award Limit, Restricted Stock Units may be awarded to any Employee who the Committee determines is a valued Employee or any Director who the Committee determines should receive such an Award.

6.2.          Award of Restricted Stock Units. The Committee may from time to time, in its absolute discretion:

(a)          determine which Employees are valued Employees and select from among the valued Employees or Directors (including Employees or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock Units; and

(b)          determine the terms and conditions applicable to such Restricted Stock Units, consistent with the Plan.

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6.3.          Restriction. All Restricted Stock Units issued under the Plan shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning, vesting, settlement upon vesting, voting rights and transferability, Company performance and individual performance; provided, however, that, except with respect to Restricted Stock Units granted to Section 162(m) Participants, by action taken after the Restricted Stock Units are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock Units may not be sold or encumbered until all restrictions are terminated or expire. If no monetary consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock Units shall lapse, and such Restricted Stock Units shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Directorship with the Company.

6.4.          Settlement of Restricted Stock Units. To the extent, and in the manner, described in the applicable Award Agreement, Restricted Stock Units may be settled in cash (at the Fair Market Value of the underlying Common Stock) or by issuance of the underlying shares of Common Stock, such election to be made, at the time of settlement, in the sole discretion of the Committee.

6.5.          No Rights as a Shareholder. Until any settlement of a Restricted Stock Unit for a share of Common Stock pursuant to an Award Agreement, no Holder of a Restricted Stock Unit shall have any rights as a shareholder of the Company with respect thereto.

6.6.          Dividend Equivalents. To the extent expressly provided in the applicable Award Agreement, an award of Restricted Stock Units may include Dividend Equivalents, which shall be upon terms and conditions, and may be subject to restrictions, all as determined by the Committee in its sole discretion, as set forth in the applicable Award Agreement.

7.       ADMINISTRATION

7.1.          Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. The Committee shall also have the power to amend any Award Agreement, provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Grants or Awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

7.2.          Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

7.3.          Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

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8.       MISCELLANEOUS PROVISIONS

8.1.          Not Transferable.

(a)          No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have terminated, expired or lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)          During the lifetime of the Holder, only the Holder may exercise rights under an Award (or any portion thereof) granted to the Holder under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

8.2.          Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s shareholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 8.3, increase the limits imposed in Section 1.4 as the Annual Aggregate Award Limit or in Section 2.1 on the maximum number of shares which may be issued under the Plan, including to any one Section 162(m) Participant, and no action of the Administrator may be taken that would otherwise require approval by the Company’s shareholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension, after termination of the Plan or following the expiration of five years from the date the Plan, as amended and restated herein, is last approved by the Company’s shareholders under Section 8.4.

8.3.          Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)          Subject to Sections 8.3(d) and (f), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)          the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued, in the aggregate and on a per person basis, and adjustments of the Annual Aggregate Award Limit);

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(ii)          the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)          the grant or exercise price or other characteristics of any Award.

(b)          Subject to Section 8.3(d), in the event of any transaction or event described in Section 8.3(a), or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events, or to give effect to such changes in laws, regulations or principles:

(i)          to provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise or settlement of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)          to provide that the Award cannot vest, be exercised or settled or become payable after such event;

(iii)          to provide that such Award shall be fully vested as to all shares covered thereby, notwithstanding anything to the contrary in the provisions of such Award;

(iv)          to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)          to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding rights and awards and rights and awards which may be granted in the future; and

(vi)          to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 4.5 or forfeiture under Section 4.4 after such event.

Implementation of the provisions of this Section 8.3(b) shall be conditioned upon consummation of the transaction or event.

(c)          Subject to Sections 3.2, 3.3 and 8.3(d), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)          With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award, if not a whole number, shall always be rounded to the next highest whole number.

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(e)          The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(f)          The Administrator shall exercise its discretion under this Section 8.3 reasonably and uniformly with respect to similar cases.

(g)          The Administrator shall ensure that any action taken pursuant to Section 8.3(a) through 8.3(f) with respect to any Award that is subject to the provisions of Section 409A of the Code shall comply with the provisions of Section 409A of the Code.

8.4.          Approval of Plan by Shareholders. The Plan will be submitted for the approval of the Company’s shareholders after the date of the Board’s initial adoption of the Plan as amended and restated herein, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s shareholders after the date of the Board’s adoption of such amendment. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders previously approved the Performance Criteria.

8.5.          Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise, settlement or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

8.6.          Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder incurs a Termination of Employment or Termination of Directorship for cause.

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8.7.          Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

8.8.          Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8.9.          Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

8.10.          Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of New York without regard to conflicts of laws thereof.

8.11          409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. The Plan and all Awards shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code. Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the Holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. If the Company or Administrator by its operation of the Plan or an Award Agreement and by no fault of the Holder causes an Award to fail to meet the requirements of paragraphs (2), (3) or (4) of Section 409A(a) of the Code to the extent that Section 409A of the Code applies to such Award, the Company shall reimburse the Holder for interest and additional tax payable with respect to previously deferred compensation as provided in Section 409A(a)(1)(B) of the Code incurred by the Holder including a tax “gross-up” on such reimbursement. Any such reimbursement and tax gross-up payment shall be calculated in good faith by the Administrator and shall be paid by the end of the Holder’s taxable year next following the Holder’s taxable year in which the related taxes are remitted to the taxing authority. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless and to the extent that such accelerated payment or settlement is permissible under Treasury Regulation 1.409A-3(j)(4) or any successor provision.

* * *

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
GETTY REALTY CORP. ATTN: Christopher J. Constant 125 JERICHO TURPIKE, STE 103 JERICHO, NY 11753
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain

1a.	Leo Liebowitz	☐	☐	☐

1b.	Milton Cooper	☐	☐	☐
						For	Against	Abstain
1c.	Philip E. Coviello	☐	☐	☐

4  RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

						☐	☐	☐

1d.	David B. Driscoll	☐	☐	☐

1e.	Richard E. Montag	☐	☐	☐

1f.	Howard B. Safenowitz	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2	TO APPROVE THE GETTY REALTY CORP. AMENDED AND RESTATED 2004 OMNIBUS INCENTIVE COMPENSATION PLAN.	☐	☐	☐

3	ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000204915_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

GETTY REALTY CORP.
Annual Meeting of Stockholders
May 13, 2014 3:30 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Getty Realty Corp. hereby constitutes and appoints DAVID B. DRISCOLL and CHRISTOPHER J. CONSTANT, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on all matters which may properly come before the 2014 Annual Meeting of Stockholders (or if only one shall be present and acting at the meeting then that one), all of the common shares of stock of the corporation that the undersigned would be entitled, if personally present, to vote at the annual meeting of stockholders of the corporation to be held at the JP Morgan Chase & Co., 277 Park Ave, 17th Floor Conference Center, New York, New York 10172, on May 13, 2014 at 03:30 p.m., and any adjournment or postponement thereof.

This proxy will vote as the Board of Directors recommends where a choice is not specified.

Continued and to be signed on reverse side

0000204915_2 R1.0.0.51160